UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23656

FS MVP Private Markets Fund

(Exact name of registrant as specified in charter)

9 Old Kings Highway South

Darien, Connecticut 06820

(Address of principal executive offices)(Zip code)

Stephen Sypherd

Portfolio Advisors, LLC

9 Old Kings Highway South

Darien, Connecticut 06820

(Name and address of agent for service)

Copy to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

Registrant’s telephone number, including area code: (203) 662-3456

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Reports to Stockholders.

(a)

2026

ANNUAL REPORT

FS MVP PRIVATE

MARKETS FUND

MARCH 31, 2026

Table of Contents

Shareholder Letter	1
Consolidated Schedule of Investments	5
Consolidated Statement of Assets and Liabilities	19
Consolidated Statement of Operations	20
Consolidated Statements of Changes in Net Assets	21
Consolidated Statement of Cash Flows	23
Consolidated Financial Highlights	24
Notes to Consolidated Financial Statements	30
Report of Independent Registered Public Accounting Firm	52
Fund Management	53
Other Information	56
Privacy Policy	57

FS MVP Private Markets Fund	Shareholder Letter

March 31, 2026 (Unaudited)

Dear Shareholder:

We thank you for your investment in the FS MVP Private Markets Fund (the “Fund”). This annual report covers the twelve-month fiscal period ended March 31, 2026, during which the Fund returned 11.75%.

In 2025, the U.S. economy proved resilient despite a complex backdrop of elevated inflation, shifting trade policy, and tighter financial conditions. Growth slowed modestly but remained positive, supported by consumer spending and strong corporate earnings, even as tariffs and policy uncertainty weighed on sentiment and contributed to market volatility.

Equity markets delivered another year of strong returns, with the S&P 500 returning 17.9% despite a choppy path.1 Markets sold off sharply early in the year following sweeping tariff announcements but rebounded as companies adapted and expectations for Federal Reserve rate cuts gained traction in the second half. Beneath the surface, however, performance was uneven, with gains concentrated in large-cap, AI-linked companies, while more cyclical and rate-sensitive sectors faced headwinds from higher borrowing costs, policy uncertainty, and softer demand.

The economy continued to expand modestly into early 2026, rebounding from a softer end to 2025, with GDP growth returning to roughly 2% in the first quarter. Inflation remained above target, keeping policy cautious and reinforcing expectations for a gradual path of rate cuts. Markets experienced more measured performance and periodic volatility as investors recalibrated rate expectations and geopolitical uncertainty persisted.

Summary of investment activity during the period

We made commitments of approximately $731 million during the fiscal year ended March 31, 2026, and continued to focus new investment activity on direct equity investments and secondaries, including LP- and GP-led transactions.

As of March 31, 2026, the Fund held 327 investments representing approximately $1.8 billion in total assets. The portfolio was comprised of 50% secondary investments, 42% direct equity investments, 3% direct credit investments, 5% primary investments.

At the end of the fiscal period, approximately 86% of the portfolio was invested in U.S. companies while 85% was invested in middle market companies driven by Future Standard’s deep sponsor network across over 300 middle market sponsors. Large Cap and Growth investments represented approximately 6% and 9% of the portfolio, respectively. As of March 31, 2026, the largest sector weighting was Industrials (33.5%), followed by Information Technology (21.1%) and Health Care (11.1%).

Given the sharp selloff in the software sector during the first quarter of 2026, we wanted to provide perspective on the Fund’s allocation. Software & Services represented approximately 14% of the portfolio as of March 31, 2026. Approximately 5% of the portfolio (40% of our software exposure) is comprised of concentrated exposures across direct equity, GP-led and credit investments, where we continue to see generally strong underlying performance. The remaining exposure is highly diversified through the Fund’s LP-led secondary holdings, helping to reduce single-company risk.

[1]	Source: Bloomberg

Annual Report | March 31, 2026	1

FS MVP Private Markets Fund	Shareholder Letter

March 31, 2026 (Unaudited)

As of March 31, 2026, the weighted average enterprise value of the Fund’s direct equity investments was $548 million. These portfolio companies have experienced weighted-average revenue growth of approximately 23% annually. The weighted average entry multiple for these investments is 11.6x, illustrating the attractive pricing available in the core middle market compared to public markets (S&P, 19.0x) and large-cap private equity (14.4x).2

Fund performance

This graph compares the hypothetical $1,000,000 investment in the Fund’s Class I shares, made at inception, with similar investments in the MSCI World Index. Results include reinvestment of all dividends and capital gains. The MSCI Index does not reflect expenses, fees, or sales charges, which would reduce the index performance.

Average Annual Total Returns as of March 31, 2026

[2]	Source: Bloomberg, MSCI. As of December 31, 2025.

2	www.fsinvestments.com

FS MVP Private Markets Fund	Shareholder Letter

March 31, 2026 (Unaudited)

The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. The index is unmanaged and is not available for investment.

Average Annual Total Returns as of March 31, 2026
	1-Year	3-Year	Since Inception*
FS MVP Private Markets Fund – Class I	11.75%	11.66%	10.83%
MSCI World Index	18.90%	16.77%	8.26%

*	Commencement of operations for the MVP Private Markets Fund was January 3, 2022, following the reorganization of MVP Private Markets Fund L.P. with and into the Fund, which was effective as of close of business on December 31, 2021. See Note 1 in the accompanying notes to the consolidated financial statements.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 203-662-3053.

Market Summary & Outlook

After a slow start to the year in 2025, private equity deal activity accelerated meaningfully in the second half, with total U.S. deal value ending 2025 up 36% versus 2024, driven by a surge in large-cap and take-private transactions.3 While megadeals continued to dominate headlines, confidence broadened as the year progressed, with middle-market private equity activity increasing year over year in Q3—up 14% by value and 4% by deal count. Additionally, exit activity in the middle market accelerated each quarter through Q3.

Despite distributions picking up across the market, secondaries activity remained strong. Annual transaction volume in 2025 reached a record $226 billion, up 41% from the prior year, with activity broadly balanced between LP-led (53%) and GP-led deals (47%).4

The first quarter of 2026 reflected a more cautious start to the year for U.S. private equity activity. Total deal count increased modestly year over year, rising to just over 2,400 transactions, while aggregate deal value declined to approximately $260 billion, down 7% year over year. Deal activity skewed toward smaller transactions, as sponsors deployed less capital across more deals amid heightened macroeconomic uncertainty. Large transactions remained a meaningful driver of value, with more than 40% of institutional loan volume tied to a handful of outsized financings, underscoring the uneven nature of the recovery and the continued importance of scale in driving headline figures. Exit conditions remained challenging, with sponsors navigating AI-driven repricing in software, geopolitical volatility tied to the Iran conflict, and higher-for-longer interest rates, all of which weighed on traditional realization pathways. As a result, exit optionality continues to be a critical consideration for sponsors and LPs alike.5

[3]	Pitchbook as of September 30, 2025.
[4]	Evercore 2025 Secondary Market Report.

[5]	Pitchbook Q1 2026 US PE Breakdown.

Annual Report | March 31, 2026	3

FS MVP Private Markets Fund	Shareholder Letter

March 31, 2026 (Unaudited)

With distributions still constrained, activity in the private equity secondary market remained resilient. Global secondary transaction volume totaled an estimated $40 billion in Q1, reflecting a measured slowdown from last year’s pace but reinforcing the role of secondaries as an essential liquidity solution in a challenged exit environment. GP-led transactions accounted for approximately 55% of activity, with continuation vehicles remaining the preferred structure as hold periods extend and sponsors seek flexibility in timing exits. LP-led volumes also remained durable as investors continued to rebalance portfolios amid capital calls outpacing distributions.6

Looking ahead, we continue to see a compelling opportunity set in the U.S. middle market. Companies with enterprise values below $1 billion benefit from greater domestic revenue exposure, more flexible exit routes, and valuation entry points that are less dependent on multiple expansion. In an environment where operational value creation has supplanted leverage as the primary driver of returns, middle market strategies focused on earnings growth and margin improvement appear well positioned to deliver attractive risk adjusted outcomes.

We appreciate your support and look forward to continuing to serve you.

Sincerely,

Future Standard

[6]	PJT Partners Q1 Secondary Market Insight.

4	www.fsinvestments.com

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of March 31, 2026

Description	Principal	Maturity Date	Cost	Fair Value
Direct Credit (3.14%)
Beacon Oral Specialist (3M US SOFR + 5.50%) (1.00% floor)(a)(b)(c)	$7,239,881	12/14/2026	$7,235,436	$7,221,782
Beta Plus Technologies, Inc., TL (3M US SOFR + 5.75%) (1.00% floor) (a)(b)(c)	4,837,093	9/29/2029	4,503,232	4,701,662
CMG PARENT, LLC (12.75%)(a)(b)(c)(d)	9,054,731	7/17/2033	8,904,300	8,927,674
CMG PARENT, LLC Delayed Draw Holding (12.75%)(a)(b)(c)(d)(e)	5,250,000	7/17/2033	5,202,135	5,176,331
CMS Group Holdings, LLC (3M US SOFR + 4.75%)(a)(b)(c)	4,671,250	11/18/2029	4,646,266	4,650,078
ETE Intermediate II, LLC RC (3M US SOFR + 5.00%)(a)(b)(c)(e)	267,857	5/29/2029	267,691	266,247
ETE Intermediate II, LLC TL (3M US SOFR + 5.00%)(a)(b)(c)	2,170,759	5/29/2029	2,131,206	2,157,710
Harrell-Fish, LLC Delayed term loan (3M US SOFR + 5.50%)(a)(b)(c)(e)	22,727	12/3/2031	22,727	22,727
Harrell-Fish, LLC TL (3M US SOFR + 5.50%)(a)(b)(c)	68,182	12/3/2031	68,182	68,182
MDME Holdings, LLC (3M US SOFR + 6.25%) (1.00% floor)(a)(b)(c)	4,325,222	8/3/2027	4,286,316	3,894,552
MDME Incremental T/L (3M US SOFR + 6.25%) (1.00% floor) (a)(b)(c)	533,459	8/3/2027	530,961	480,341
NAS, LLC (3M US SOFR + 6.50%) (1.00% floor)(a)(b)(c)	8,464,589	5/15/2026	8,464,589	8,445,224
North Acquisition LLC (3M US SOFR + 6.75%) (1.50% floor)(a)(b)(c)	6,067,687	7/27/2027	6,032,965	5,624,508
Orthodontic Partner LLC DDTL4 (3M US SOFR + 6.50%) (1.00% floor)(a)(b)(c)	941,681	10/12/2027	939,204	931,683

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2026	5

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of March 31, 2026

Description (continued)	Principal	Maturity Date	Cost	Fair Value
Orthodontic Partners, LLC DDTL (3M US SOFR + 6.50%) (1.00% floor)(a)(b)(c)	$1,876,848	10/12/2027	$1,870,530	$1,856,921
Reliable Medical Supply AcquisitionCo LLC (11.50%)(a)(b)(c)	110,509	6/30/2033	108,092	108,057
Road Tested Parts, LLC TL (3M US SOFR + 6.50%) (1.00% floor)(a)(b)(f)	1,984,506	8/17/2027	1,956,033	763,545
Spectrum Vision (3M US SOFR + 6.50%) (1.00% floor) (a)(b)(c)	5,527,853	11/17/2026	5,525,940	5,510,597
VRS Buyer Inc. (11.25%)(a)(b)(c)(d)	102,388	04/10/2033	100,446	98,947

Total Direct Credit			$62,796,251	$60,906,768
Unfunded Loan Commitments			$(5,492,553)	$(5,492,553)
Net Direct Credit			$57,303,698	$55,414,215

Description	Acquisition Date	Cost	Fair Value
Direct Equity (38.65%)
3BC Matrix, L.P., LLC (a)(b)(f)	5/12/2025	$9,950,000	$19,899,999
ABCL Equity Investors, L.P. (b)(f)(a)	8/12/2025	13,333,333	13,331,235
AEP Galaxy-A, L.P. (b)(e)(f)	7/13/2023	10,210,548	13,815,549
AeriTek Global Parent, LLC (a)(b)(f)	10/30/2024	5,991,727	13,677,509
ASP Arcadia Co-Invest, L.P. (b)(e)(f)	2/5/2024	9,545,295	3,370,210
BA Hissho Blocker, LLC (a)(b)(g)(f)	5/16/2022	3,892,937	8,428,506
BA VII CIV-A, L.P. (b)(f)	12/22/2025	18,000,000	18,000,000
Biloxi Co-Investment , L.P. (b)(e)(f)	8/11/2021	3,357,231	5,315,879
Calera Capital Partners VI C4 Blocked AIV, L.P. (b)(e)(f)	5/9/2024	3,379,614	4,355,915
Calera XXV, LLC (b)(e)(h)(f)	5/9/2024	8,038,365	10,515,553
Calera XXVIII, LLC (b)(f)	12/29/2025	21,650,000	21,650,000
Charger Investment , L.P. (b)(f)	9/30/2021	3,421,295	16,008,666
CIP Bland Landscaping Holdings MF SPV, LLC (a)(b)(f)	12/19/2024	10,359,254	11,542,209
CMG Buyer Holdings, Inc. (a)(b)(f)	7/17/2025	1,500,000	1,500,001

See Notes to Consolidated Financial Statements.

6	www.futurestandard.com

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of March 31, 2026

Description (continued)	Acquisition Date	Cost	Fair Value
CP III Decked Co-investment, LLC (b)(i)(f)	2/10/2026	$18,000,000	$20,178,388
CP III NSW Co-Investment A, LLC (b)(h)(f)	12/13/2024	8,481,000	11,523,674
CP III NSW Co-Investment B, LLC (b)(f)	12/13/2024	4,000,000	5,424,735
CSC Comfort Co-Invest Aggregator, L.P. (b)(c)(f)	3/27/2026	20,037,221	20,000,000
CSC Tau Co-Invest Aggregator, L.P. (b)(f)	1/30/2025	15,037,504	15,581,897
CV Holdco, LLC (a)(b)(f)	5/20/2024	10,595,775	10,551,261
Cynosure 2020 Co-Investment, LLC Series B (b)(e)(h)(f)	9/30/2021	–	796,716
Gainline Tubing Co-Investment Holdings, LLC (b)(h)(f)	12/3/2024	5,209,200	7,644,163
Gauge Reliable Blocker Buyer, LLC (b)(f)	3/31/2026	7,000,000	7,000,000
Greenbriar Coinvest WPS, L.P. (b)(e)(f)	2/13/2023	5,319,870	7,348,336
GSP HBH Co-Invest Fund-A, L.P. (b)(f)	12/18/2025	3,169,991	3,000,000
IEM Parent, L.P. (a)(b)(f)	2/1/2023	5,774,264	91,758,617
Imaginary Venture Capital NK-1, L.P. (b)(f)	2/10/2026	6,680,000	6,680,000
Incline V RKD Co-Invest A, L.P. (b)(f)	8/16/2022	12,070,044	13,097,821
Industrial Defender TopCo, L.P. (Banneker) (b)(c)(f)	3/31/2026	5,000,000	5,000,000
MDME Holdings, LLC (a)(b)(f)	8/3/2022	66,624	35,565
Medical Device Opportunities S.C.A. (a)(b)(e)(j)(f)	6/29/2023	5,219,914	8,864,255
MFG Mellott Fund A, LLC (a)(b)(f)	9/9/2021	3,000,000	6,654,430
MiddleGround Checker Co-Invest Partners, L.P. (a)(b)(f)	2/10/2022	12,018,978	4,987,764
MiddleGround Royal Palm Co-Invest Partners, L.P. (b)(f)	2/10/2022	1,446,474	–
MML Partnership Capital VII S.C.Sp. (a)(b)(f)	8/21/2023	10,000,000	19,079,861
NCS Investment, L.P. (a)(b)(h)(f)	6/13/2025	10,120,000	10,114,370
Nitrogen Aggregator, L.P. (b)(f)	2/2/2026	7,276,610	7,200,000
NKT Group AB (b)(j)(f)	2/13/2026	8,280,963	7,814,414
North Acquisition, LLC (a)(b)(f)	7/27/2022	150,000	150,000
NS HF A, LLC (a)(b)(f)	12/23/2025	3,558,014	4,560,686
NS UPS A, LLC (b)(e)(f)	7/18/2024	4,798,296	4,954,466
NS UPS Investment, LLC (b)(h)(f)	7/18/2024	1,859,340	1,921,478

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2026	7

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of March 31, 2026

Description (continued)	Acquisition Date	Cost	Fair Value
OEP VIII Co-Investment (b)(f)	12/20/2021	$8,027,290	$16,810,813
PS Co-Invest II, L.P. (b)(f)	11/6/2025	5,201,979	5,582,040
RCP Monte Nido Co-Investment Fund, L.P. (a)(b)(f)	8/24/2022	17,479,687	1,933,287
RCP Nats Co-Investment Fund, L.P. (b)(f)	3/18/2025	13,432,415	22,897,162
Resurgens III Co-Invest A, L.P. (b)(f)	2/23/2026	7,500,000	7,500,000
Ridgemont Equity Coinvest III AGP Blocker, L.P. (a)(b)(k)(f)	10/12/2021	4,000,000	4,195,714
Rivean Co-Invest Stratus C.V. (b)(j)(f)	1/16/2026	12,543,120	12,483,240
SCP FCA Investments, LLC (b)(e)(h)(f)	6/6/2024	7,550,000	14,640,510
Shoreline CJS Investment, L.P. (b)(f)	12/23/2025	13,500,000	13,500,000
SPC Totalmed, LLC (a)(b)(f)	3/10/2023	10,000,000	5,080,465
Thor Co-Invest, L.P. (b)(f)	12/11/2025	20,158,207	20,000,000
TPG Growth V Deacon, L.P. (b)(f)	12/22/2023	10,095,238	11,538,549
TPG Growth V Walkabout CI, L.P. (b)(h)(f)	9/19/2023	7,547,561	7,408,880
TRF Sagebrush Co-Invest, L.P. (b)(f)	11/1/2024	10,545,249	15,318,051
Truelink Atlas, L.P. (b)(f)	6/26/2025	7,501,184	7,499,569
V-Co-Invest IV, L.P. (b)(f)	4/12/2024	5,050,000	5,826,849
VRS Parent Holdings, L.P. (a)(b)(f)	7/17/2025	15,000,000	15,000,000
V-Sky Co-Invest Aggregator II, L.P. (b)(f)	9/2/2021	5,007,539	4,990,988
Warrior Ultimate Holdings, LLC (a)(b)(h)(f)	12/27/2024	6,500,000	7,029,415
WCI-BXC Investment Holdings L.P. (b)(f)	10/31/2023	13,136,583	13,409,470
Western Pavement Services Holdings, L.P. (b)(f)	9/12/2025	5,000,000	7,025,628

Total Direct Equity		$521,575,733	$683,004,758

Description	Acquisition Date	Cost	Fair Value
Secondary Investments (46.45%)(f)
ABRY Heritage Partners (Cayman AIV), L.P. (b)(e)(f)	3/28/2024	8,513	–
ABRY Heritage Partners II, L.P. (b)(e)(f)	3/28/2024	509,623	603,174
ABRY Heritage Partners, L.P. (b)(e)(f)	3/28/2024	263,242	665,504
ABRY Partners IX, L.P. (b)(e)(f)	9/30/2021	10,664,134	17,581,872
ABRY Partners VI, L.P. (b)(f)	3/28/2024	11,110	–

See Notes to Consolidated Financial Statements.

8	www.futurestandard.com

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of March 31, 2026

Description (continued)	Acquisition Date	Cost	Fair Value
ABRY Partners VII, L.P. (b)(f)	12/31/2024	$147,454	$128,791
ABRY Partners VIII (Cayman AIV), L.P. (b)(f)	3/28/2024	56,728	–
ABRY Partners VIII, L.P. (b)(e)(f)	3/28/2024	368,665	373,204
Accel-KKR Capital Partners CV IV Strategic Fund, L.P. (b)(e)(f)	3/22/2022	4,802,512	5,904,294
Accel-KKR Growth Capital Partners III, L.P. (b)(c)(f)	3/31/2026	698,513	664,859
AG Concert Limited Partnership (b)(c)(f)(l)	3/31/2026	104,038	143,789
Alpine Investors IX, L.P. (b)(c)(i)(f)	3/31/2026	452,850	452,850
Alpine Investors VIII, L.P. (b)(c)(i)(f)	3/20/2026	2,375,682	2,370,838
American Securities VII (b)(e)(f)	6/30/2023	30,455,126	15,407,077
Apse Capital II L.P. (b)(j)(f)	10/29/2024	17,604,811	25,760,697
Ares Corporate Opportunities Fund IV, L.P. (b)(i)(f)	6/30/2025	1,052,933	1,200,610
Atomico V SCSp (b)(i)(f)	12/31/2025	769,091	1,136,048
Avista Healthcare Partners I, L.P. (b)(c)(f)	3/31/2026	622,551	778,189
Bain Capital Fund X, L.P. (b)(e)(f)	4/1/2024	92,635	58,243
Bain Capital Fund XIII, L.P. (b)(c)(f)	3/31/2026	780,667	780,667
Bain Capital Venture 2005, L.P. (b)(e)(f)	6/28/2024	29,569	28,334
Bain Capital Venture 2007, L.P. (b)(f)	6/28/2024	453,144	514,585
Bain Capital Venture 2012, L.P. (b)(f)	6/28/2024	662,306	813,194
Bain Capital Venture 2014, L.P. (b)(e)(f)	6/28/2024	925,754	1,273,079
Bain Capital Venture 2016, L.P. (b)(f)	6/28/2024	4,029,562	4,248,628
Bain Capital Venture Coinvestment Fund L.P. (b)(e)(f)	6/28/2024	142,981	262,688
Battery Ventures X, L.P. Group (b)(i)(f)	12/31/2025	219,789	237,159
Battery Ventures XI-A Side Fund, L.P. (b)(i)(f)	1/7/2025	2,306,716	3,233,041
Battery Ventures XI-A, L.P. (b)(i)(f)	1/7/2025	3,233,152	5,471,376
Battery Ventures XII Side Fund, L.P. (b)(e)(i)(f)	9/30/2021	6,158,787	5,192,510
Battery Ventures XII, L.P. (b)(e)(i)(f)	9/30/2021	10,160,856	10,946,247
Battery Ventures XIII Side Fund, L.P. (b)(i)(f)	12/31/2025	422,892	475,324
Battery Ventures XIII, L.P. (b)(i)(f)	12/31/2025	564,768	633,472
Bencis VI (b)(c)(i)(j)(f)	12/31/2025	178,507	221,209
Berkshire Fund IX, L.P. (b)(e)(h)(f)	9/30/2021	11,720,600	14,402,013

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2026	9

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of March 31, 2026

Description (continued)	Acquisition Date	Cost	Fair Value
Berkshire Fund VIII, L.P. (b)(e)(f)	3/31/2023	$5,658,802	$1,027,317
Bison Capital Partners IV, L.P. (b)(i)(f)	6/30/2025	1,311,752	2,835,432
Blue Point Capital Partners III, L.P. (b)(i)(f)	6/30/2025	325,301	2,112,278
Bowmark Capital Partners VI, L.P. (b)(c)(i)(j)(f)	3/31/2026	111,045	141,626
Bregal Sagemount IV-A L.P. (b)(c)(f)	3/31/2026	227,553	301,930
Bregal Unternehmerkapital III-A SCSp (b)(c)(e)(j)(f)	9/30/2024	1,320,028	2,112,657
Brentwood Associates Opportunities Fund II, L.P. (b)(f)	7/18/2025	9,992,610	13,537,613
Brentwood Associates Private Equity V-A, L.P. (b)(i)(f)	6/30/2025	10,310,003	10,519,909
BVIP Fund VIII, L.P. (b)(i)(f)	6/30/2025	1,965,829	2,194,446
Centerbridge Capital Partners III, L.P. (b)(e)(i)(f)	3/28/2024	18,603,184	15,696,387
Centerbridge Capital Partners IV, L.P. (b)(e)(i)(f)	6/30/2025	1,738,490	2,091,621
Charlesbank Equity Fund IX, L.P. (b)(e)(h)(f)	9/30/2021	6,970,978	8,918,352
Clayton, Dubilier & Rice Fund XI, L.P. (b)(c)(i)(f)	3/31/2026	741,715	872,605
Clayton, Dubilier & Rice Fund XII, L.P. (b)(c)(i)(f)	3/31/2026	229,220	272,067
COREalpha Private Equity Partners Co-Investment (b)(e)(f)	5/31/2024	3,684,990	3,226,753
CVC Capital Partners VIII (A) L.P. (b)(c)(i)(j)(f)	3/31/2026	1,166,574	1,262,567
Dominus Capital Partners (Offshore) II (b)(c)(i)(f)	3/31/2026	1,384,737	2,101,552
Edgewater Growth Capital Partners III, L.P. (b)(i)(f)	6/30/2025	659,623	1,568,063
EnCap Energy Capital Fund IX, L.P. (b)(i)(f)	6/30/2025	1,278,930	1,690,751
EnCap Energy Capital Fund VIII-B, L.P. (b)(i)(f)	6/30/2025	561,485	128,622
EnCap Energy Capital Fund X, L.P. (b)(c)(i)(f)	3/31/2026	244,548	332,390

See Notes to Consolidated Financial Statements.

10	www.futurestandard.com

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of March 31, 2026

Description (continued)	Acquisition Date	Cost	Fair Value
EnCap Flatrock Midstream Fund II, L.P. (b)(i)(f)	6/30/2025	$–	$34,914
EnCap Flatrock Midstream Fund III, L.P. (b)(i)(f)	6/30/2025	2,442,458	1,448,126
Endeavour Capital Fund VII, L.P. (b)(c)(i)(f)	3/31/2026	176,872	336,265
Epiris Fund III L.P. (b)(i)(j)(f)	12/31/2025	840,398	1,294,013
EQT VII (No. 1) Limited Partnership (b)(e)(j)(f)	3/28/2024	1,827,169	1,369,322
EQT VIII (No.1) SCSp (b)(e)(j)(f)	3/28/2024	2,590,550	2,668,029
Excellere Capital Fund II, L.P. (b)(i)(f)	6/30/2025	1,886,156	2,721,290
ForgePoint Cybersecurity Fund I, L.P. (b)(f)	1/4/2024	475,937	312,271
Francisco Partners V, L.P. (b)(e)(i)(f)	1/31/2024	2,132,781	2,451,662
Francisco Partners V-A, L.P. (b)(e)(f)	1/4/2024	505,008	549,387
Francisco Partners VI, L.P. (b)(e)(f)	1/4/2024	2,550,877	3,866,893
Francisco Partners VI-B, L.P. (b)(e)(f)	10/1/2024	2,124,053	2,640,616
FS Equity Partners CV1, L.P. (b)(f)	7/2/2025	13,272,789	15,866,423
FSN Capital Confluence L.P. (b)(e)(j)(f)	7/22/2024	7,327,587	13,027,126
Gallant Capital Partners I-A, L.P. (b)(f)	10/1/2024	1,586,651	1,582,869
Gauge Capital Parallel IV L.P. (b)(c)(i)(f)	3/31/2026	244,483	198,059
GEI Jupiter Holdings J, L.P. (b)(i)(f)	12/31/2025	1,179,796	1,160,093
Genstar Capital Partners X, L.P. (b)(e)(f)	1/3/2024	792,081	968,309
GHO Capital Virtue, L.P. (b)(e)(f)	4/21/2022	9,604,676	8,715,985
GMB Mezzanine Capital II, L.P. (b)(i)(f)	6/30/2025	208,231	52,016
GMB Mezzanine Capital III, L.P. (b)(i)(f)	6/30/2025	201,371	375,306
Green Equity Investors VI, L.P. (b)(i)(f)	12/31/2025	998,629	1,147,330
Greenbriar Equity Fund VI, L.P. (b)(c)(i)(f)	2/2/2026	1,766,673	2,014,468
Greycroft Partners II, L.P. (b)(e)(f)	1/17/2024	90,707	60,714
GSP 3.0 Fund, L.P. (b)(i)(f)	9/30/2025	3,260,058	3,668,550
GTCR Fund XI/A LP and GTCR Fund XI/B LP (b)(i)(f)	12/31/2025	152,553	375,744
GTCR Fund XII/A LP, GTCR Fund XII/B L.P. (b)(i)(f)	12/31/2025	1,274,707	1,406,500
GTCR Fund XIV/C LP (b)(c)(f)	12/31/2025	193,484	193,484
Hellman & Friedman Capital Partners IX, L.P. (b)(c)(i)(f)	3/31/2026	1,761,014	2,005,011
Hellman & Friedman Capital Partners VIII, L.P. (b)(c)(e)(i)(f)	9/30/2021	14,039,725	9,928,289

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2026	11

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of March 31, 2026

Description (continued)	Acquisition Date	Cost	Fair Value
Hellman & Friedman Capital Partners X, L.P. (b)(c)(i)(f)	3/31/2026	$1,776,646	$1,996,127
HGGC Fund II, L.P. (b)(e)(h)(i)(f)	9/30/2021	11,438,450	12,498,355
HGGC Fund III, L.P. (b)(e)(f)	9/30/2021	1,749,068	5,590,024
The Huron Fund V L.P. (b)(c)(i)(f)	3/31/2026	532,652	760,931
Iaso Fund, L.P. (b)(f)	12/12/2025	12,124,770	13,148,986
Icon Partners III, L.P. (b)(e)(f)	7/12/2021	4,343,132	–
Icon Partners IV B, L.P (b)(e)(f)	7/12/2021	2,253,629	2,681,841
Incline Equity Partners III, L.P. (b)(i)(f)	6/30/2025	20,913	30,094
Incline Precision Fund, L.P. (b)(f)	10/17/2025	9,364,727	9,725,144
Insight Partners (Cayman) XI, L.P. (b)(c)(i)(f)	3/31/2026	953,546	1,274,313
Insight Venture Partners (Cayman) IX, L.P. (b)(i)(f)	3/31/2026	918,133	1,368,846
Insight Venture Partners (Cayman) X, L.P. (b)(i)(f)	3/31/2026	1,378,768	1,719,437
Insight Venture Partners IX, L.P. (b)(c)(e)(i)(f)	9/30/2021	23,475,922	15,597,955
Insight Venture Partners VII, L.P. (b)(i)(f)	3/31/2026	13,014,980	19,127,593
Institutional Venture Partners XVI, L.P. (b)(f)	9/30/2021	2,733,652	1,813,001
KKR North America Fund XI L.P. (b)(i)(f)	6/30/2025	1,383,510	1,504,899
Lakestar Growth I LP (b)(j)(f)	9/30/2021	871,091	1,167,881
Lakestar I LP (b)(e)(j)(f)	9/30/2024	64,040	41,117
Lakestar III LP (b)(e)(j)(f)	9/30/2024	702,685	379,445
Lightyear Fund IV, L.P. (b)(e)(h)(f)	9/30/2021	5,325,514	5,828,214
Linden Capital Partners II L.P. (b)(e)(i)(f)	6/30/2025	2,538,567	390,480
Linden Capital Partners IV, L.P. (b)(e)(i)(f)	9/30/2023	6,612,843	12,611,980
Littlejohn Associates VI, L.P. (b)(c)(f)	3/31/2026	619,589	733,522
Livingbridge V (b)(c)(i)(j)(f)	3/31/2026	778,627	1,188,128
Livingbridge VI (b)(c)(i)(j)(f)	3/31/2026	3,108,419	4,430,978
Livingbridge VII (b)(c)(i)(j)(f)	3/31/2026	2,177,802	2,829,874
Long Ridge Equity Partners IV-B, L.P. (b)(c)(i)(f)	3/31/2026	105,705	105,066
Longitude Venture Partners II, L.P. (b)(i)(f)	6/30/2025	840,932	762,903
Marlin Equity V, L.P. (b)(i)(f)	1/15/2025	2,768,582	3,048,583
Mill City Fund II, L.P. (b)(i)(f)	6/30/2025	2,404,925	2,570,257
Montagu+ 2 (Feeder) SCSp (b)(j)(f)	12/11/2025	12,263,020	14,571,413

See Notes to Consolidated Financial Statements.

12	www.futurestandard.com

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of March 31, 2026

Description (continued)	Acquisition Date	Cost	Fair Value
NB Eclipse Fund LP (b)(e)(f)	9/30/2024	$10,046,609	$12,964,633
New Enterprise Associates 16, L.P. (b)(i)(f)	2/3/2026	710,387	1,075,269
New Enterprise Associates 17, L.P. (b)(i)(f)	2/3/2026	632,073	983,699
New Mountain Partners IV, L.P (b)(e)(h)(f)	9/30/2021	4,593,884	1,047,828
New Mountain Partners V, L.P. (b)(e)(h)(f)	9/30/2021	8,816,236	3,817,716
New Mountain Partners VI, L.P. (b)(e)(f)	1/4/2024	687,739	1,031,345
NewView Capital Special Opportunities Fund III, LP (b)(e)(f)	6/17/2024	14,816,734	20,319,408
Northleaf Momentum Holdings, LP (b)(i)(f)	10/16/2025	9,663,053	11,371,487
Norvestor SPV III SCSp (b)(j)(f)	12/17/2025	5,556,477	6,763,814
NYLCAP Mezzanine Partners III, LP (b)(i)(f)	9/19/2025	1,306	7,530
Odyssey Investment Partners Fund VI, L.P. (b)(c)(i)(f)	3/31/2026	297,077	297,077
Odyssey Investment Partners V, L.P. (b)(e)(h)(f)	9/30/2021	4,320,616	2,355,704
OEP VI Feeder (Cayman), L.P. (b)(c)(f)	3/31/2026	13,123	109,031
OEP VI Feeder (Individual U.S.), L.P. (b)(c)(f)	3/31/2026	34,582	321,108
OEP VII Feeder (Individual U.S.), L.P. (b)(c)(f)	3/31/2026	1,459,519	1,843,461
Olympus Growth Fund VI, L.P. (b)(i)(f)	6/30/2025	5,367,631	7,555,278
Olympus Growth Fund VII, L.P. (b)(c)(i)(f)	6/30/2025	38,526,542	44,790,548
One Peak Growth III SCSp (b)(i)(j)(f)	3/31/2026	1,255,644	1,561,151
One Rock Capital Partners, LP (b)(i)(f)	6/30/2025	3,166,947	2,117,776
OrbiMed Asia Partners IV,L.P. (b)(i)(f)	12/31/2025	351,642	1,262,541
OrbiMed Private Investments VI, L.P. (b)(i)(f)	12/31/2025	475,171	1,314,262
OrbiMed Private Investments VII, L.P. (b)(i)(f)	12/31/2025	654,747	1,818,572
OrbiMed Private Investments VIII, L.P. (b)(i)(f)	12/31/2025	497,530	1,596,464
Paine Schwartz Food Chain Fund IV, L.P. (b)(i)(f)	9/26/2025	5,326,588	6,101,364

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2026	13

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of March 31, 2026

Description (continued)	Acquisition Date	Cost	Fair Value
Pantheon Viking Co-Invest, L.P. (b)(e)(f)	9/29/2023	$5,702,794	$8,290,059
Parthenon Investors VI, L.P. (b)(c)(i)(f)	3/31/2026	415,658	392,298
Parthenon Investors VII Parallel, L.P. (b)(c)(i)(f)	3/31/2026	285,170	275,847
Parthenon Kairos, L.P. (b)(c)(f)	3/31/2026	18,196,579	18,196,579
PE Premier Blackstone Strategic Partners (b)(c)(f)	3/31/2026	3,910,386	5,876,382
PE Premier Vintage Secondary Strategies II Onshore (b)(c)(f)	3/31/2026	5,046,652	7,260,436
Peak Rock Capital Holdings III L.P. (b)(c)(i)(f)	3/31/2026	2,096,327	2,905,861
Percheron Horsepower-A LP (b)(f)	9/22/2025	8,596,769	10,711,183
Platinum Equity Capital Partners III, L.P. (b)(i)(f)	6/30/2025	613,420	784,724
Platinum Equity Capital Partners IV, L.P. (b)(e)(f)	9/30/2021	9,893,367	6,419,442
Polaris Partners IX, L.P. (b)(i)(f)	12/31/2025	2,092,456	3,071,941
Polaris Partners VII, L.P. (b)(i)(f)	12/31/2025	517,760	1,068,353
Polaris Partners VIII, L.P. (b)(i)(f)	12/31/2025	430,906	827,207
Ponte Davis, LLC (b)(i)(f)	8/8/2025	4,156,516	5,612,150
Quad-C Partners IX, L.P. (b)(e)(h)(f)	9/30/2021	6,464,959	8,315,041
Ridgemont Equity Partners III, L.P. (b)(f)	1/14/2025	1,192,690	969,925
Rubicon Technology Partners II L.P. (b)(c)(f)	3/31/2026	172,874	320,652
Rubicon Technology Partners III L.P. (b)(c)(i)(f)	3/31/2026	768,509	1,524,974
Rubicon Technology Partners IV L.P. (b)(c)(i)(f)	3/31/2026	765,229	1,530,457
Scale Venture Partners III, L.P. (b)(c)(i)(f)	3/31/2026	63,991	162,515
Scale Venture Partners IV, L.P. (b)(c)(i)(f)	3/31/2026	43,963	111,169
Searchlight Capital CF SPK, L.P. (b)(e)(f)	11/14/2023	9,111,406	12,982,869
Searchlight Capital III PV, L.P. (b)(e)(f)	9/30/2024	1,280,702	1,791,031
Sentinel Capital Partners V, L.P. (b)(i)(f)	3/31/2026	232,583	187,543
Sentinel Capital Partners VI, L.P. (b)(i)(f)	3/31/2026	2,866,027	3,228,625
Sentinel Capital Partners Vll, L.P. (b)(i)(f)	3/31/2026	3,041,737	3,515,458
Sentinel Continuation Fund I, L.P. (b)(i)(f)	3/31/2026	863,137	1,044,693
Silver Lake Alpine, L.P. (b)(e)(i)(f)	9/25/2025	9,562,871	12,371,962
Silver Lake Partners V, L.P. (b)(c)(e)(i)(f)	3/31/2026	16,324,198	14,020,729

See Notes to Consolidated Financial Statements.

14	www.futurestandard.com

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of March 31, 2026

Description (continued)	Acquisition Date	Cost	Fair Value
Silver Oak CCS SPV, L.P. (b)(f)	12/20/2021	$1,990,228	$2,235,160
SK Capital Partners III, L.P. (b)(i)(f)	6/30/2025	3,292,691	2,014,720
SK Capital Partners IV-A, L.P. (b)(i)(f)	6/30/2025	5,363,690	3,870,206
SPC Partners V, L.P. (b)(i)(f)	6/30/2025	2,593,155	3,073,173
Stepstone Capital Partners IV, L.P. (b)(e)(f)	9/30/2021	1,878,088	2,368,849
StepStone GE V, L.P. (b)(c)(i)(f)	3/31/2026	5,310,045	6,404,852
Sterling Group Partners V, L.P (b)(c)(i)(f)	3/31/2026	631,748	716,575
STG VI, L.P. (b)(c)(i)(f)	3/31/2026	541,217	629,638
Stripes V(A), L.P. (b)(i)(f)	3/31/2026	1,954,922	3,043,245
Summer Street Capital III, L.P. (b)(i)(f)	6/30/2025	387,352	610,272
Sunland Investors I L.P. (b)(c)(i)(f)	3/31/2026	996,695	1,419,125
SunTx Capital Partners II, L.P. (b)(i)(f)	6/30/2025	1,082,691	3,084,448
SunTx Capital Partners III, L.P. (b)(i)(f)	6/30/2025	7,213,333	10,928,374
Tailwind Capital Partners II, L.P. (b)(i)(f)	6/30/2025	655,515	–
Tenex Capital Partners III, L.P. (b)(e)(f)	9/30/2024	1,189,238	1,359,992
Thoma Bravo Discover Fund II, L.P. (b)(c)(e)(i)(f)	3/31/2026	444,366	732,398
Thoma Bravo Fund XII, L.P. (b)(e)(i)(f)	9/30/2023	10,635,968	5,034,237
Thoma Bravo Fund XII-A, L.P. (b)(e)(f)	1/4/2024	574,828	460,168
Thoma Bravo Fund XIII, L.P. (b)(e)(f)	9/30/2021	16,805,942	17,357,352
Thoma Bravo Fund XIV-A, L.P. (b)(e)(f)	1/4/2024	880,211	978,579
Thoma Bravo Fund XV, L.P. (b)(e)(f)	1/4/2024	808,690	1,124,832
Trinity Ventures 2024, L.P. (b)(f)	12/20/2024	9,259,103	11,357,531
Triton IV Continuation Fund SCSP (b)(e)(j)(f)	4/25/2023	6,232,291	10,853,110
Triton IV US, L.P. (b)(e)(j)(f)	7/29/2024	307,156	1,113,363
Triton V, L.P. (b)(e)(j)(f)	4/2/2024	2,748,546	3,680,114
TZP Capital Partners II, L.P. (b)(i)(f)	6/30/2025	3,819,129	5,355,533
TZP Capital Partners III, L.P. (b)(i)(f)	6/30/2025	4,150,366	4,677,257
TZP Small Cap Partners II, L.P. (b)(i)(f)	6/30/2025	5,684,251	7,437,240
Venture Investors Early Stage Fund V LP (b)(i)(f)	6/30/2025	535,176	887,156
Verdane Edda III (D2) AB (b)(i)(j)(f)	12/31/2025	633,658	853,665
Verdane Freya XI (D2)AB (b)(i)(j)(f)	12/31/2025	1,422,009	1,846,828
Vista Equity Partners Fund VII-A, L.P. (b)(f)	12/31/2024	5,719,857	6,673,988
Waud Capital Partners QP IV, L.P. (b)(e)(h)(f)	12/31/2021	9,167,250	9,304,249

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2026	15

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of March 31, 2026

Description (continued)	Acquisition Date	Cost	Fair Value
Wind jammer Senior Equity Fund V, L.P. (b)(c)(i)(f)	9/30/2024	$355,226	$438,850
Wind Point Partners AAV II, L.P. (b)(e)(f)	7/28/2023	2,582,020	2,633
Wind Point Partners AAV, L.P. (b)(e)(f)	7/8/2021	3,219,018	1,356,344
Wind Point Partners VII-A, L.P. (b)(e)(i)(f)	6/30/2025	212,612	6,141
Wind Point Partners VIII-A, L.P. (b)(e)(h)(f)	9/30/2021	2,471,424	2,271,464
WndrCo, LLC (b)(c)(i)(f)	3/31/2026	1,030,230	2,060,461

Total Secondary Investments		$742,451,399	$820,664,247

Description	Acquisition Date	Cost	Fair Value
Primary Investments (4.74%)(f)
Audax Private Equity Origins Fund I, L.P. (b)(e)(f)	4/21/2022	7,758,456	5,413,066
Bansk Fund I-B, L.P. (b)(e)(f)	4/24/2023	8,208,442	10,368,351
BharCap Partners II-B, L.P. (b)(f)	4/14/2025	3,761,410	4,656,135
Brentwood Associates Private Equity Fund VII-A (b)(f)	12/16/2025	2,559,958	4,262,877
Cynosure Partners III Offshore, L.P. (b)(e)(f)	12/27/2024	6,775,289	7,369,873
FFL Parallel Fund V, L.P. (b)(e)(f)	5/6/2022	9,993,219	13,555,278
Gridiron Capital Fund V, L.P. (b)(e)(f)	3/31/2023	8,919,191	10,237,985
Kohlberg TE Investors X, L.P. (b)(e)(f)	7/31/2024	4,329,361	4,957,616
North Haven Capital Partners VIII-A, L.P. (b)(f)	8/12/2025	2,048,172	2,171,175
Norwest Mezzanine Partners, V, L.P. (b)(e)(f)	9/29/2023	1,138,519	1,118,624
One Equity Partners VIII, L.P. (b)(e)(f)	4/5/2022	9,048,120	13,863,336
Sheridan Capital Partners HCIT Fund I-A, L.P. (b)(e)(f)	11/14/2025	5,339,968	5,339,968
WP COREalpha (Cayman) VII, L.P. (b)(e)(f)	6/20/2024	489,976	488,736

Total Primary Investments		$70,370,081	$83,803,020

See Notes to Consolidated Financial Statements.

16	www.futurestandard.com

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of March 31, 2026

Short-Term Investments (8.72%)	Cost	Fair Value
Fidelity Treasury Fund - Class I, 3.03%(c),(m)	$786,717	$786,717
Goldman Sachs Financial Square Government Fund - Class I, 3.54%(c),(m)	149,790,907	149,790,907
Vanguard Federal Money Market - Class I, 3.58%(c),(m)	3,469,164	3,469,164

Total Short-Term Investments	$154,046,788	$154,046,788

Total Investments (101.70%)	$1,545,747,699	$1,796,933,028
Liabilities In Excess of Other Assets (1.70%)		(29,997,612)
Net Assets (100.00%)		$1,766,935,416

Rates:

As of March 31, 2026, the 3 Month Secured Overnight Financing Rate (“SOFR”) was 3.68%.

(a)	Level 3 securities fair valued under procedures established by the Trustees, represent 17.76% of Net Assets. The total value of these securities is $313,789,364.
(b)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $1,648,378,793, which represents 93.29% of net assets as of March 31, 2026.
(c)	Income producing security.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Investment has been committed to but has not been fully funded by the Fund at March 31, 2026. See Note 3 for total unfunded investment commitments.
(f)	Non-income producing security.
(g)	The Fund owns 500,000 Class A units.
(h)	All or a portion of this security is custodied with MVP Private Markets Sub-Fund, LLC at March 31, 2026.

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2026	17

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of March 31, 2026

(i)	All or a portion of this security is custodied with MVP Private Markets Fund (S), LLC at March 31, 2026.
(j)	Represents a security domiciled in Western Europe.
(k)	The Fund owns 4,545,455 subscriber units.
(l)	Represents a security domiciled in Japan.
(m)	The rate shown is the annualized 7-day yield as of March 31, 2026.

*	Securities are domiciled in the United States unless otherwise noted.

See Notes to Consolidated Financial Statements.

18	www.futurestandard.com

FS MVP Private Markets Fund	Consolidated Statement of Assets and Liabilities

As of March 31, 2026

ASSETS:
Investments, at fair value (Cost $ 1,545,747,699)	$1,796,933,028
Cash	22,323,057
Income receivable	1,028,761
Receivable for investments sold	292,684
Prepaid expenses and other assets	2,849,679
Total Assets	1,823,427,209

LIABILITIES:
Payable for investments purchased	25,143,856
Deferred tax liability	13,507,380
Payable for shares repurchased	8,679,614
Investment advisory fee payable	1,948,371
Incentive fees payable	3,805,329
Interest due on leverage facility	136,667
Administrative services expense payable	847,208
Offering costs payable	981,840
Other accrued expenses and liabilities	1,441,528
Total Liabilities(a)	56,491,793
Net Assets Attributable to Common Shareholders	$1,766,935,416

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Paid-in capital	1,454,383,227
Total distributable earnings	312,552,189
Net Assets Attributable to Common Shareholders	$1,766,935,416

Class A
Net Assets	$513,989,366
Shares of Beneficial Interest Outstanding(b)	38,028,352
Net Asset Value Per Share	$13.52
Maximum offering price per share, based on maximum sales charge of 3.50% of the offering price)	$14.01
Class D
Net Assets	$6,321,875
Shares of Beneficial Interest Outstanding(b)	456,250
Net Asset Value Per Share	$13.86
Maximum offering price per share, based on maximum sales charge of 3.50% of the offering price)	$14.36
Class I
Net Assets	$1,246,624,175
Shares of Beneficial Interest(b)	89,069,572
Net Asset Value Per Share	$14.00

(a)	See Note 3 for a discussion of the Fund’s unfunded commitments on investments.
(b)	$1,900,000,000 shares authorized.

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2026	19

FS MVP Private Markets Fund	Consolidated Statement of Operations

For the Year Ended March 31, 2026

INVESTMENT INCOME:
Interest income	$13,493,889
Dividend income	31,393,110
Fee income	59,641
Total Investment Income	44,946,640

EXPENSES:
Investment advisory fees	18,483,641
Incentive fees	17,865,589
Professional fees	2,125,473
Amortization of deferred financing costs	1,218,112
Accounting and administration fees	1,213,519
Offering costs	1,035,404
Administrative services expense	1,009,592
Interest expense	967,007
Trustees’ fees and expenses	186,857
Distribution and services fees (Class A)	2,565,697
Distribution and services fees (Class D)	13,247
Other expenses	1,233,259
Total Expenses	47,917,397
Less Expense Waiver	(53,564)
Net Expenses(a)	47,863,833
Net Investment Loss	(2,917,193)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on:
Investments	89,817,307
Foreign currency transactions	82,099
Net realized gain	89,899,406
Net change in unrealized appreciation on investments	78,094,148
Net change in unrealized depreciation on foreign currency	(7,174)
Net change in unrealized appreciation	78,086,974
Net realized and unrealized gain	167,986,380
Net change in provision for taxes on realized/unrealized gain on investments	(7,415,055)

Net Increase in Net Assets from Operations	$157,654,132

(a)	See Note 5 for a discussion of the Fund’s expense waiver.

See Notes to Consolidated Financial Statements.

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Consolidated Statements
FS MVP Private Markets Fund	of Changes in Net Assets

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
FROM OPERATIONS:
Net investment loss	$(2,917,193)	$(3,773,118)
Net realized gain on investments	89,899,406	39,805,889
Net change in unrealized appreciation on investments	78,094,148	76,336,040
Net change in unrealized depreciation on foreign currency	(7,174)	–
Net change in provision for taxes on realized/unrealized gain on investments	(7,415,055)	(3,618,961)
Net Increase in Net Assets from Operations	157,654,132	108,749,850

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(12,356,136)	(1,624,949)
Class D
From net realized gains	(166,577)	(58,164)
Class I
From net realized gains	(31,785,966)	(17,020,519)
Net Decrease in Net Assets from Distributions to Shareholders	(44,308,679)	(18,703,632)

CAPITAL SHARE TRANSACTIONS:
Class A
Proceeds from shares sold	$302,311,471	$160,140,410
Cost of shares repurchased	(1,571,035)	(344,489)
Reinvestment of shareholder distributions	11,922,984	1,618,282
Class D
Proceeds from shares sold	1,788,275	3,483,375
Cost of shares repurchased	(116,667)	–
Reinvestment of shareholder distributions	80,223	21,763
Class I
Proceeds from shares sold	280,800,216	201,645,688
Cost of shares repurchased	(20,465,496)	(90,151,477)
Reinvestment of shareholder distributions	27,216,842	13,409,235
Net Increase from Capital Share Transactions	601,966,813	289,822,786
Redemption fees	14,239	–

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2026	21

FS MVP Private Markets Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Net Increase in Net Assets Attributable to Shareholders	715,326,505	379,869,004

NET ASSETS ATTRIBUTABLE TO SHAREHOLDERS:
Beginning of year	1,051,608,911	671,739,907
End of year	$1,766,935,416	$1,051,608,911

SHARE ACTIVITY
Class A
Shares sold	23,207,042	13,397,352
Shares issued from reinvestment of distributions	883,184	135,990
Shares repurchased	(118,362)	(28,612)
Class D
Shares sold	134,287	288,541
Shares issued from reinvestment of distributions	5,805	1,796
Shares repurchased	(8,418)	–
Class I
Shares sold	20,897,800	16,619,204
Shares issued from reinvestment of distributions	1,952,428	1,100,019
Shares repurchased	(1,488,719)	(7,104,096)

See Notes to Consolidated Financial Statements.

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FS MVP Private Markets Fund	Consolidated Statement of Cash Flows

For the Year Ended March 31, 2026

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$157,654,132
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Net realized gain on investments	(89,817,307)
Net change in unrealized appreciation on investments	(78,086,974)
Purchases of investments	(635,848,142)
Proceeds from disposition of investments	169,437,405
Net purchases of short term investments	(48,386,273)
Net accretion of discount / amortization of premiums	(288,241)
(Increase)/Decrease in assets:
Income receivable	(42,058)
Prepaid expenses and other assets	(1,540,178)
Increase/(Decrease) in liabilities:
Interest due on leverage facility	(393,550)
Incentive fee payable	(965,209)
Deferred tax liability	3,276,412
Offering costs payable	981,840
Investment advisory fee payable	780,159
Administrative services expense payable	847,208
Other accrued expenses and liabilities	239,928
Net Cash Used in Operating Activities	(522,150,848)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cost of shares repurchased, net of decrease in payable	(46,528,394)
Proceeds from shares sold , net of decrease in receivable	584,908,712
Distributions paid to common shareholders, net of distributions reinvested	(5,088,630)
Net Cash Provided By Financing Activities	533,291,688

Net Increase in Cash	11,140,840
Cash, beginning balance	$11,182,217
Cash, ending balance	$22,323,057

SUPPLEMENTAL DISCLOSURE
Unused commitment fees paid on credit facility	$1,360,557

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2026	23

FS MVP Private Markets Fund – Class A	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
PER SHARE OPERATING PERFORMANCE:
Net asset value per share - beginning of period	$12.53	$11.42	$10.66	$10.49	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.10)	(0.24) (0.13)	(0.26)	(0.10)
Net realized and unrealized gain on investments	1.47	1.61	1.11	0.77	0.59
Net Increase in net assets from Operations	1.37	1.37	0.98	0.51	0.49

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–	–	(0.08)	–	–
From net realized gains	(0.38)	(0.26)	(0.14)	(0.34)	–
Net decrease in net assets from distributions to shareholders	(0.38)	(0.26)	(0.22)	(0.34)	–

Net asset value per share - end of period	$13.52	$12.53	$11.42	$10.66	$10.49

Total Return (b)	10.94%	12.16%	9.24%	4.74%	4.90	%(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of period (000s)	$513,989	$176,062	$6,304	$37	$35
Ratio of gross expenses to average net assets(c)(d)	4.46%	4.94%	5.11%	3.60%	3.24%
Ratio of net expenses to average net assets(c)(d)	4.46%	4.94%	5.11%	3.60%	3.24%
Ratio of net expenses to average net assets, excluding interest expense and tax(c)	3.79%	4.16%	4.50%	3.38%	3.24%
Ratio of net investment Income/(loss) to average net assets	(0.79%)	(2.00%)	(1.14%)	(2.30%)	(1.86%)

See Notes to Consolidated Financial Statements.

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FS MVP Private Markets Fund – Class A	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended March 31, 2026		For the Year Ended March 31, 2025		For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
Portfolio turnover rate		0%		2%	8%	3%		0	%(e)

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$	N/A	$	N/A	$30,000	$25,000	$	N/A
Asset coverage per $1,000 unit of indebtedness(f)		N/A		N/A	$23,391	$23,446		N/A

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.
(c)	If incentive fees had been excluded, the expense ratios would have decreased by 1.28% for the year ended March 31, 2026, 1.66% for the year ended March 31, 2025, 1.78% for the year ended March 31, 2024 and 0.14% for the year ended March 31, 2023. Expense ratios do not include expenses from underlying funds in which the Fund is invested.
(d)	Includes interest expense of 0.15%, 0.43% and 0.60% of average net assets for the years ended March 31, 2026, 2025 and 2024, respectively.
(e)	Periods presented for less than one year are not annualized.
(f)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 senior indebtedness.

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2026	25

FS MVP Private Markets Fund – Class D	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
PER SHARE OPERATING PERFORMANCE:
Net asset value per share - beginning of period	$12.78	$11.60	$10.76	$10.51	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.04)	(0.07)	(0.09)	(0.19)	(0.08)
Net realized and unrealized gain on investments	1.50	1.51	1.15	0.78	0.59
Net Increase in net assets from Operations	1.46	1.44	1.06	0.59	0.51

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–	–	(0.08)	–	–
From net realized gains	(0.38)	(0.26)	(0.14)	(0.34)	–
Net decrease in net assets from distributions to shareholders	(0.38)	(0.26)	(0.22)	(0.34)	–

Net asset value per share - end of period	$13.86	$12.78	$11.60	$10.76	$10.51

Total Return (b)	11.44%	12.58%	9.90%	5.40%	5.10	%(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of period (000s)	$6,322	$4,148	$397	$37	$35
Ratio of gross expenses to average net assets(c)(d)	3.95%	4.37%	4.17%	2.88%	2.45%
Ratio of net expenses to average net assets(c)(d)	3.95%	4.37%	4.17%	2.88%	2.45%
Ratio of net expenses to average net assets, excluding interest expense and tax(c)	3.28%	3.56%	3.57%	2.66%	2.45%
Ratio of net investment Income/(loss) to average net assets	(0.28%)	(0.57%)	(0.80%)	(1.53%)	(1.06%)

See Notes to Consolidated Financial Statements.

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FS MVP Private Markets Fund – Class D	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended March 31, 2026		For the Year Ended March 31, 2025		For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
Portfolio turnover rate		0%		2%	8%	3%		0	%(e)

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$	N/A	$	N/A	$30,000	$25,000	$	N/A
Asset coverage per $1,000 unit of indebtedness(f)		N/A		N/A	$23,391	$23,446		N/A

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.
(c)	If incentive fees had been excluded, the expense ratios would have decreased by 1.26% for the year ended March 31, 2026, 1.52% for the year ended March 31, 2025, 1.37% for the year ended March 31, 2024 and 0.20% for the year ended March 31, 2023. Expense ratios do not include expenses from underlying funds in which the Fund is invested.
(d)	Includes interest expense of 0.15%, 0.43% and 0.60% of average net assets for the years ended March 31, 2026, 2025 and 2024, respectively.
(e)	Periods presented for less than one year are not annualized.
(f)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 senior indebtedness.

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2026	27

FS MVP Private Markets Fund – Class I	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
PER SHARE OPERATING PERFORMANCE:
Net asset value per share - beginning of period	$12.87	$11.65	$10.78	$10.51	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	0.00	(0.04)	(0.08)	(0.16)	(0.07)
Net realized and unrealized gain on investments	1.51	1.52	1.17	0.77	0.58
Net Increase in net assets from Operations	1.51	1.48	1.09	0.61	0.51

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–	–	(0.08)	–	–
From net realized gains	(0.38)	(0.26)	(0.14)	(0.34)	–
Net decrease in net assets from distributions to shareholders	(0.38)	(0.26)	(0.22)	(0.34)	–

Net asset value per share - end of period	$14.00	$12.87	$11.65	$10.78	$10.51

Total Return (b)	11.75%	12.87%	10.16%	5.69%	5.10	%(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of period (000s)	$1,246,624	$871,399	$665,038	$559,754	$454,080
Ratio of gross expenses to average net assets(c)(d)	3.68%	4.07%	3.53%	2.72%	2.23%
Ratio of net expenses to average net assets(c)(d)	3.68%	4.07%	3.52%	2.72%	2.23%
Ratio of net expenses to average net assets, excluding interest expense and tax(c)	3.01%	3.22%	2.93%	2.49%	2.23%
Ratio of net investment Income/(loss) to average net assets	(0.01%)	(0.30%)	(0.67%)	(1.30%)	(0.81%)

See Notes to Consolidated Financial Statements.

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FS MVP Private Markets Fund – Class I	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended March 31, 2026		For the Year Ended March 31, 2025		For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
Portfolio turnover rate		0%		2%	8%	3%		0	%(e)

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$	N/A	$	N/A	$30,000	$25,000	$	N/A
Asset coverage per $1,000 unit of indebtedness(f)		N/A		N/A	$23,391	$23,446		N/A

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.
(c)	If incentive fees had been excluded, the expense ratios would have decreased by 1.24% for the year ended March 31, 2026, 1.41% for the year ended March 31, 2025, 1.03% for the year ended March 31, 2024 and 0.25% for the year ended March 31, 2023. Expense ratios do not include expenses from underlying funds in which the Fund is invested.
(d)	Includes interest expense of 0.15%, 0.43% and 0.60% of average net assets for the years ended March 31, 2026, 2025 and 2024, respectively.
(e)	Periods presented for less than one year are not annualized.
(f)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 senior indebtedness.

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2026	29

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2026

1. ORGANIZATION

FS MVP Private Markets Fund, (the “Fund”) was organized as a Delaware statutory trust on April 7, 2021. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s investment adviser is Portfolio Advisors, LLC (the “Adviser”), a subsidiary of Franklin Square Holdings, L.P. (“Future Standard”). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Effective July 23, 2024, FS Global Advisor, LLC (the “Sub-Adviser”), serves as a non-discretionary sub-adviser to a portion of the Fund’s assets invested in direct credit, as allocated by the Adviser.

The Fund commenced operations on January 3, 2022 (“Commencement of Operations”). Simultaneous with the Commencement of Operations, the MVP Private Markets, L.P. through a tax-free reorganization, transferred investments, cash and other assets into the Fund.

The Fund’s investment objective is to generate long-term capital appreciation by investing in a diversified portfolio of private market investments, with a focus on investments in mid-sized companies in the United States. The Fund seeks to achieve its investment objective through a mix of investments (the “Fund Investments”) that are predominantly comprised of private equity, and to a lesser extent private credit.

The Fund offers three separate classes of shares of beneficial interest designated as Class A Shares, Class I Shares and Class D Shares. Each class of shares is subject to different fees and expenses. The Fund may offer additional classes of shares in the future. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

Shares will generally be offered for purchase as of the first business day of each month, except that shares may be offered more or less frequently as determined by the Board of Trustees (the “Board”) in its sole discretion. Investments in Class A Shares and Class D Shares of the Fund are sold subject to a sales charge of up to 3.50% of the investment. For some investors, the sales charge may be waived or reduced (in whole or in part). The full amount of sales charge may be reallowed to brokers or dealers participating in the offering.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation: The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment. The accompanying consolidated financial statements of the Fund have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund has evaluated the impact of subsequent events through the date the consolidated financial statements were issued.

Consolidation of Subsidiaries: The Fund may make investments through wholly-owned subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any Subsidiaries. The Fund will not create or acquire primary control of any entity, which engages in investment activities in securities or other assets, other than entities wholly-owned by the Fund.

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2026

As of March 31, 2026, there are three active subsidiaries: MVP Private Markets Sub-Fund LLC (the “Sub-Fund”), MVP Private Markets Fund (Holdco) LLC (the “Holdco”) and MVP Private Markets Fund (S) LLC (collectively, “the Subsidiaries”) all formed in Delaware. These Subsidiaries have the same investment objective as the Fund. The consolidated financial statements of the Fund include the accounts of the Subsidiaries. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund.

As of March 31, 2026, the total value of investments held by the Sub-Fund is $240,645,799 or approximately 13.62% of the Fund’s net assets.

As of March 31, 2026, the total value of investments held by MVP Private Markets Fund (S) LLC are $119,541,990 or approximately 6.77% of the Fund’s net assets. Both the Sub-Fund and MVP Private Markets Fund (S) LLC are wholly owned subsidiaries of the Holdco which is a disregarded entity for financial reporting purposes.

Federal Tax Information: The Fund has elected to be treated, and qualifies as a regulated investment company (“RIC”) under Internal Revenue Code of 1986, as amended (the “Code”). To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses if any, and 90% of the Fund’s net tax-exempt income. The Fund has adopted a tax-year end of September 30. The Fund’s tax year will be the 12-month period ending on September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2026, the tax years ended September 30, 2025, September 30, 2024 and September 30, 2023 are subject to examination by the major tax jurisdictions as the statute of limitations are the previous three tax years.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the fiscal year ended March 31, 2026, the Fund did not incur any interest or penalties.

The Sub-Fund is taxed as a C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”) in order to avoid paying entity level income taxes. Under current law, the Sub-Fund is not eligible to elect treatment as a regulated investment company. However, the amount of taxes paid by the Sub-Fund will vary depending on the amount of capital appreciation of its investments and such taxes will reduce a Fund shareholders’ return from an investment in the Fund. Since the Sub-Fund will be subject to taxation on the capital appreciation of its investments, the NAV of the Fund shares will also be reduced by the accrual of any deferred tax liability. As a result, the Fund’s after tax performance would be impacted.

Annual Report | March 31, 2026	31

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2026

The Sub-Fund will accrue deferred income taxes for any future tax liability associated with capital appreciation of its investments. Upon the sale of an investment, the Sub-Fund may be liable for previously deferred taxes. The Sub-Fund will rely on estimates to determine the deferred tax liability and the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Sub-Fund’s deferred tax liability as new information becomes available. The Sub-Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

Cash: The Fund’s cash is maintained with high credit quality financial institutions and may exceed federally insured limits. There are no restrictions on the cash held by the Fund.

Short-Term Investments: Short-term investments represent investments in money market instruments and money market mutual funds, and are recorded at net asset value which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Investment Transactions and Revenue Recognition: Investment transactions are accounted for on trade date. The Fund accounts for realized gains and losses from its private equity and private credit funds (“Portfolio Funds”) based upon the pro-rata ratio of the fair value and cost of the underlying investments at the date of redemption. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund does not accrue as a receivable interest or dividends on loans and investments if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2026

Distributions received from direct equity investments and portfolio funds generally are comprised of ordinary income, realized gains or return of capital. The Fund records investment income, realized gains and return of capital based on estimates made at the time such distributions are received based on historical information or estimates provided by the respective portfolio companies. These estimates may subsequently be revised based on the information received from the respective portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. Distributions may occur at irregular intervals, and the timing may vary.

Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized/accreted as interest income over the respective term of the loan or security, except market premium on callable bonds, which are amortized to the call date. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Fund records prepayment fees on loans and securities as fee income when it receives such amounts.

Foreign Currency: Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments: The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Fund values its investments in private equity or private credit funds (“Portfolio Funds”) at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). See Note 3 for more information.

3. PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

Annual Report | March 31, 2026	33

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2026

The three-tier hierarchy of inputs is summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

Level 2 —	inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

Level 3 —	significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Portfolio Funds are recorded at fair value, using the Portfolio Funds’ NAV as a “practical expedient,” in accordance with ASC 820.

The private equity Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. The Fund may not be able to resell some of its investments for extended periods, which may be several years. The Fund may invest in primary and secondary investments. Primary investments are investments in newly established private equity funds (“Primary Investments”). Secondary investments are investments in existing private equity funds that are acquired in privately negotiated transactions (“Secondary Investments”).

The Fund calculates its net asset value as of the close of business on the last business day of each month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund values its investments as of the relevant Determination Date. The net asset value of the Fund equals, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. The net asset value of Class A Shares, Class I Shares and Class D Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the net asset value of Class A Shares, Class I Shares and Class D Shares will vary over time due to the different fees and expenses applicable to each class.

The Board has approved valuation procedures for the Fund (the “Valuation Policy”), and has approved the delegation of the day-to-day work of determining fair values and pricing responsibility for the Fund to the Adviser as the Fund’s Valuation Designee, subject to the oversight of the Board. The valuation of the Fund’s investments is performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification ASC 820 — Fair Value Measurements and Disclosures.

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2026

The Valuation Policy provides that the Fund will value its Fund Investments at fair value. Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a recognized pricing service.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued based on their respective market price, subject to adjustment based on potential restrictions on the transfer or sale of such securities.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Valuation Designee considers different factors such as the source and the nature of the quotation and trading volume in order to determine whether the quotation represents fair value. The Adviser makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments) the fair value is determined in good faith. In determining the fair values of direct investments in the equity or debt of target companies and other private assets (“Direct Investments”), the Valuation Designee will typically apply widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis and the discounted cash flow method. In order to determine a fair value, these methods are applied to the latest information provided by the relevant portfolio companies or other business counterparties.

Secondary Investments and Primary Investments in Portfolio Funds are generally valued based on the most recent net asset value reported by the associated third-party manager (“Sponsor”) taking into account the subsequent cash flow activity with respect thereto as set forth below, provided that if the Valuation Designee concludes in good faith that the most recent net asset value reported by a Sponsor does not represent fair value, the Valuation Designee will make a corresponding adjustment to reflect the current fair value of such Portfolio Fund. In determining the fair value of assets held by Portfolio Funds, the Valuation Designee applies valuation methodologies as outlined above. Any cash flows since the reference date of the last net asset value for a Portfolio Fund received by the Fund from a Sponsor until the Determination Date are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the net asset value as reported by the Sponsor.

Notwithstanding the above, Sponsors may adopt a variety of valuation bases and provide differing levels of information concerning Portfolio Funds and other investments and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated.

Determining the fair value of investments for which market values are not readily available may be subject to incomplete information, reporting delays and many subjective judgments; accordingly, fair value determinations made by the Valuation Designee should be considered as estimates. Due to the inherent uncertainty involved in such determinations, the reported fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Annual Report | March 31, 2026	35

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2026

The following table represents the inputs used to value the investments at fair value on the Consolidated Statement of Assets and Liabilities within the valuation hierarchy as of March 31, 2026:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Direct Credit	$–	$–	$55,414,215	$55,414,215
Direct Equity	–	–	258,375,149	683,004,758
Primary Investments	–	–	–	83,803,020
Secondary Investments	–	–	–	820,664,247
Short Term Investments	154,046,788	–	–	154,046,788
Total	$154,046,788	$–	$313,789,364	$1,796,933,028

Direct Equity, Primary and Secondary Investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $1,329,096,876 are excluded from the fair value hierarchy as of March 31, 2026.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Direct Credit	Direct Equity	Total
Balance as of March 31, 2025	$56,666,827	$161,064,872	$217,731,699
Accrued discount/ premium	394,773	–	394,773
Return of Capital	–	(6,566,070)	(6,566,070)
Realized Gain/(Loss)	31,209	–	31,209
Change in Unrealized Appreciation/(Depreciation)	(266,519)	7,916,207	7,649,688
Purchases	9,329,160	53,492,778	62,821,938
Sales Proceeds	(10,583,045)	–	(10,583,045)
Transfer into Level 3	108,057	42,467,362	42,575,419
Transfer out of Level 3	(266,247)	–	(266,247)
Balance as of March 31, 2026	$55,414,215	$258,375,149	$313,789,364
Net change in unrealized appreciation/(depreciation) included in the Consolidated Statements of Operations attributable to Level 3 investments held at March 31, 2026	$(531,461)	$18,671,027	$18,139,566

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2026

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2026.

Asset Class	Fair Value at March 31, 2026	Valuation Techniques	Unobservable Input	Range of Input	Weighted Average of Input		Impact to Valuation from an Increase in Input
Direct Credit	$39,680,276	Relevant Value Analysis	Yield to Maturity	8.9% – 20.2%	13.6%		Decrease
Direct Credit	$14,970,394	Recent transaction	N/A	N/A	N/A		N/A
Direct Credit	$763,545	Market Comparable Companies	EBITDA Multiple	5.8x – 5.8x	5.8	x	Increase
Direct Equity	$258,375,149	Market Comparable Companies	EBITDA Multiple	6.1x – 17.8x	12.6	x	Increase

The Fund’s investments in Portfolio Funds, along with their corresponding unfunded commitments and other attributes, as of March 31, 2026, are briefly summarized in the table below.

Financing Stage	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency	Notice Period (In Days)	Redemption Restriction Terms
Buyout	Control investments in established companies	$1,177,260,953	$205,092,465	Up to 10 Years	None	N/A	N/A
Growth Capital	Non-control investments in established companies with strong growth characteristics	141,260,018	8,813,989	Up to 10 Years	None	N/A	N/A
Special Situations/ Other	Investments in mezzanine, distressed debt, energy/utility and turnarounds	16,262,977	3,289,639	Up to 10 Years	None	N/A	N/A

*	The information summarized in the table above represents the general terms for the specified financing stage. Individual Portfolio Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Portfolio Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

Annual Report | March 31, 2026	37

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2026

The Fund’s investment portfolio may contain unfunded arrangements in the form of capital calls, delayed draw credit facilities or other investments, which require the Fund to provide funding when requested by Portfolio Companies or Portfolio Funds in accordance with the terms of the underlying agreements. The Fund maintains sufficient cash on hand and available borrowings to fund such unfunded investment commitments should the need arise.

As of March 31, 2026, the Fund had outstanding unfunded investment commitments totaling $217,196,093.

For the fiscal year ended March 31, 2026, total purchases and total proceeds from redemptions or other dispositions of investments, excluding short-term investments, amounted to $650,917,573 and $10,536,027 respectively.

The Portfolio Funds in which the Fund invests generally charge a management fee of 1% to 2% (annualized) of managed investments and approximately 10% to 20% of net profits as a carried interest allocation, generally subject to a preferred return and a claw back.

Private equity is a common term for investments that typically are made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

The following outlines the primary investment strategies of the Portfolio Funds held by the Fund as of March 31, 2026.

Buyouts: Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions—particularly in the large-cap segment.

Growth Capital: Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology, healthcare or other high growth industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stages) in partnership with other investors.

Special Situations: A broad range including mezzanine, distressed debt, energy/utility investments and turnarounds.

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2026

Types of private equity investments that the Fund may make include:

Primary Investments. Primary investments are interests or investments in newly established private equity funds. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period.

Secondary Investments. Secondary investments are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

Direct Investments. Direct investments involve taking an interest in securities issued by an operating company, whether equity or credit. Direct equity investments generally involve new owners taking a material stake in the target company, frequently a controlling interest, and exercising significant influence on the growth and development of the company through work with the company’s management and board of directors. Direct credit investments often represent financing for buyout or growth investments and may have various features and covenants designed to protect the lender’s interests; such investments may include both secured and unsecured loans, bonds and/or other forms of debt. Direct investments may vary in duration, but usually are exited within two to six years.

4. OTHER RELATED PARTY TRANSACTIONS

Portfolio Funds

As of March 31, 2026, the Fund and its subsidiaries had no investments in Portfolio Funds that were related parties.

Exemptive Relief

The Fund was granted exemptive relief from the SEC that permits the Fund to participate in certain negotiated direct equity investments alongside other funds managed by the Adviser or certain of its affiliates outside the parameters of Section 17 of the Investment Company Act, subject to the satisfaction of certain conditions.

5. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

The Adviser provides investment advisory services to the Fund pursuant to the investment advisory agreement (the “Agreement”). Pursuant to the Agreement, the Fund pays the Adviser an Investment Advisory Fee (the “Management Fee”) computed and payable quarterly, at a quarterly rate of 0.3125% (1.25%, on an annualized basis) of the Fund’s Managed Investments at the end of each calendar quarter. “Managed Investments” means the total value of the Fund’s assets (including any assets attributable to money borrowed for investment purposes) plus any unfunded investment commitments (i.e., amounts committed to Fund Investments that have not yet been drawn for investment), minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes), minus cash and cash equivalents, as of such date, and calculated before giving effect to any repurchase of shares on such date and before any reduction for any fees and expenses of the Fund. The Management Fee will be computed as of the last day of each calendar quarter and will be due and payable in arrears within fifteen business days after the end of such calendar quarter. The Management Fee shall be prorated for any period of less than a month based on the number of days in such period. During the fiscal year ended March 31, 2026, the Adviser earned $18,483,641 of Management Fee, which is reported on the Consolidated Statement of Operations, of which $1,948,371 was payable as of March 31, 2026 and is reported in “Investment advisory fee payable” on the Consolidated Statement of Assets and Liabilities.

Annual Report | March 31, 2026	39

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2026

In addition, the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an Incentive Fee calculated and payable quarterly in arrears equal to 10% of the excess, if any, of (i) the net profits (as defined below) of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For purposes of the Incentive Fee, the term “net profits” means the amount by which the net asset value (“NAV”) of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee and any amount contributed to or withdrawn from the Fund by shareholders). The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. During the fiscal year ended March 31, 2026 the Adviser earned $17,865,589 of Incentive Fee, of which $3,805,329 was payable as of March 31, 2026 and is reported on the Consolidated Statement of Assets and Liabilities.

Under the administration agreement between the Fund and the Adviser (the “Administration Agreement”), the Fund reimburses the Advisor for its actual costs incurred in providing administrative services to the Fund, including the Adviser’s allocable portion of the compensation and related expenses of certain personnel of Future Standard providing administrative services to the Fund on behalf of the Advisor, subject to the limitations set forth in the Administration Agreement. Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s stockholders and reports filed with the SEC, if and as necessary. In addition, the Advisor assists the Fund in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. The Advisor is required to allocate the cost of these services to the Fund based on factors such as assets, revenues and/or time allocations. At least annually, the Board will review the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of the Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to the Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Fund will not reimburse the Advisor for any services for which it receives a separate fee.

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2026

The following table describes the fees and expenses incurred under the Agreement and the Administration Agreement during the fiscal year ended March 31, 2026:

Related Party	Source Agreement	Description	Amount
Portfolio Advisors, LLC	Investment Management Agreement	Investment Advisory Fees(1)	$18,483,641
Portfolio Advisors, LLC	Investment Management Agreement	Incentive Fees(2)	$17,865,589
Portfolio Advisors, LLC	Administration Agreement	Administrative Services Expenses(3)	$735,731

(1)	During the fiscal year ended March 31, 2026, $17,703,482 in management fees were paid to the Advisor. As of March 31, 2026, $1,948,371 in management fees were payable to the Advisor.
(2)	During the fiscal year ended March 31, 2026, $18,830,798 in incentive fees were paid to the Advisor. As of March 31, 2026, $3,805,329 in incentive fees were payable to the Advisor.
(3)	During the fiscal year ended March 31, 2026, the Fund paid $ 162,384 in administrative services expenses to the Advisor.

The Fund will pay all of its expenses and/or reimburse the Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund or have incurred expenses in connection with their management of the Fund. The Fund may need to sell Fund Investments to pay fees and expenses, which could cause the Fund to realize taxable gains. For the fiscal year ended March 31, 2026, the total administrative service expenses and offering costs incurred by the Fund were $1,009,592 and $1,035,404, respectively.

The Adviser, pursuant to an Amended and Restated Expense Limitation Agreement effective January 1, 2026 (the “Expense Limitation Agreement”), has contractually agreed to (i) waive reimbursement of and/or pay the Fund’s “ordinary operating expenses” to the extent necessary to ensure that the Fund’s ordinary operating expenses for each class of Shares do not exceed 0.35% of the Fund’s average monthly net assets on an annualized basis (the “Ordinary Operating Expense Limitation”), and (ii) waive its Investment Management Fee and other fees payable to it by the Fund, and or absorb expenses of the Fund, so that the Fund’s total annual expenses (excluding taxes, interest expense, deferred financing costs, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Management Fee and the Incentive Fee) will not exceed 2.00%, 1.00% and 1.25% of the Fund’s average monthly net assets on an annualized basis for Class A, Class I and Class D Shares, respectively (the “Expense Limit”).

Annual Report | March 31, 2026	41

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2026

For purposes of the Expense Limitation Agreement “ordinary operating expenses” consist of all ordinary expenses of the Fund attributable to a class of Shares, including administration fees, transfer agent fees, organization and offering expenses, fees paid to the Fund’s trustees and administrative services expenses, but exclude taxes, interest expense, deferred financing costs, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, any distribution and/or shareholder servicing fees, the Investment Management Fee and the Incentive Fee. The Ordinary Operating Expense Limitation applies exclusively to “ordinary operating expenses” and operates independently of, and in addition to, the Expense Limit.

The Expense Limitation Agreement has a term of one year ending January 1, 2027. The Expense Limitation Agreement may be terminated at any time, without payment of any penalty by the Trustees on 30 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Trustees.

The Adviser is permitted to recover, on a class-by-class basis, any fees waived and/or expenses reimbursed pursuant to the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the lesser of (i) the applicable expense limitation in effect at the time of the applicable waiver or (ii) the applicable expense limitation in effect at the time of recoupment. Recoupment of amounts waived or assumed under the Ordinary Operating Expense Limitation is made on a first-in, first-out basis. The Adviser will not be entitled to recover any waived or reimbursed fees and expenses more than three years after the date on which the fees were waived or expenses were reimbursed.

Prior to January 1, 2026, the Fund operated under a prior expense limitation agreement, the terms of which were substantially similar to the Expense Limit described above (i.e., the prior agreement did not include an Ordinary Operating Expense Limitation). Amounts waived or reimbursed under the prior agreement remain eligible for recoupment by the Adviser, subject to the same three-year limitation measured from the original date of the applicable waiver or reimbursement. To date, total annual expenses have not exceeded the caps set forth for any of the share classes.

During the fiscal year ended March 31, 2026, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $24,785, which is reported in “other expenses” on the Consolidated Statement of Operations. On October 1, 2025, James F. Volk was appointed as the Fund’s chief compliance officer. Prior to that date, the Fund contracted with ALPS Fund Services, Inc. to provide the services of Ted Uhl as the Fund’s chief compliance officer. Mr. Volk is employed by Future Standard and will not receive any direct compensation from the Fund in this capacity.

6. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2026

The Fund’s income tax expense/(benefit) consists of the following:

	Period ended March 31, 2026
	Current	Deferred	Total
Federal	$2,951,558	$2,924,523	$5,876,081
State	773,027	765,947	1,538,974
Total tax expense	$3,724,585	$3,690,470	$7,415,055

Components of the Fund’s tax liability are as follows:

As of March 31, 2026
Tax liability:
Net investment income	$679,213
Realized gain on investment securities	2,243,241
Net unrealized gain on investment securities	10,584,926
Net Tax Liability	$13,507,380

For the tax year ended September 30, 2025, the following reclassifications were recorded to reflect tax character. These differences had no effect on operations or net assets and were primarily attributed to reversing sub-fund consolidating entry, partnership basis adjustments, and non-deductible expenses.

Paid-in Capital	Total Distributable Earnings
$8,101,837	$(8,101,837)

The tax character of distributions paid during the tax year ending September 30, 2025 was long-term capital gains $16,544,098 and ordinary income of $2,159,534.

The tax character of distributions will be evaluated once paid after the tax year ending September 30, 2026. No distributions had been paid for the six month period ended September 30, 2025. The tax character of distributions paid through March 31, 2026 for the tax year ending September 30, 2026 was long-term capital gains of $44,308,679.

As of September 30, 2025, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital gains/(losses)	Net unrealized appreciation/(depreciation) on investments	Qualified Late-Year Losses	Other cumulative effect of timing differences	Total
$14,161,413	$275,619,096	$(19,601,137)	$(216,276)	$269,963,096

Annual Report | March 31, 2026	43

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2026

As of March 31, 2026, net unrealized appreciation of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$416,123,183	$(110,631,536)	$305,491,647	$1,491,441,381

The difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily attributable to investments in partnerships.

The cost of investments in Portfolio Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such Investment Funds. The Fund relies upon actual and estimated tax information provided by the managers of the Portfolio Funds as to the amounts of taxable income allocated to the Fund as of March 31, 2026.

7. CREDIT FACILITY

The Fund and the Sub-Fund terminated their $ 120,000,00 secured revolving credit facility with Nomura Corporate Funding Americas, LLC (“Nomura Credit Facility”) effective August 5, 2025. There were no outstanding borrowings during the fiscal year.

For the period April 1, 2025 to August 5, 2025, the Nomura Credit Facility was subject to an unused commitment fee of 1.35%.

On February 19, 2026, the Fund and its Subsidiaries, as borrowers, entered into a credit agreement with JPMorgan Chase Bank, N.A., as administrative agent and lender, which provides for, among other things, (i) up to $120,000,000 in committed financing, (ii) an interest rate of SOFR plus 2.75% per annum, (iii) an unused fee of 1.00% per annum on any unused amounts, and (iv) a maturity date of February 19, 2029, which may be extended with the consent of JPMorgan Chase Bank, N.A. (the “JPM Credit Facility”).

For the fiscal year ended March 31, 2026, the components of interest and unused commitment fees expense and average outstanding balance for the Nomura Credit Facility and the JPM Credit Facility were as follows:

For the fiscal year ended March 31, 2026
Credit facility interest expense	$–
Credit facility unused commitment fee	967,007
Amortization of deferred financing costs	1,218,112
Total credit facility expense	$2,185,119
Average outstanding balance	$–

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2026

8. SIGNIFICANT SHAREHOLDER

As of March 31, 2026, one shareholder owned 27% of the outstanding shares of the Fund.

9. REPURCHASES

No shareholder (or other person holding shares acquired from a shareholder) will have the right to require the Fund to redeem or repurchase its shares. To provide a limited degree of liquidity to shareholders, the Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly on or about each December 31, March 31, June 30 and September 30.

Any repurchases of shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Fund may also elect to repurchase less than the full amount that a shareholder requests to be repurchased. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of the shares tendered by each shareholder. In determining whether the Fund should offer to repurchase shares from shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors.

Under certain circumstances, the Board may offer to repurchase shares at a discount to their prevailing net asset value. In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase shares.

A shareholder who tenders some but not all of its shares for repurchase will be required to maintain a minimum account balance of $25,000 worth of Shares in the case of Class A Shares, $100,000 worth of Shares in the case of Class I Shares and $25,000 worth of Shares in the case of Class D Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a shareholder so that the required capital balance is maintained.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any shareholder.

Annual Report | March 31, 2026	45

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2026

During the fiscal year ended March 31, 2026, the Fund completed four quarterly repurchase offers in which the Fund offered to repurchase up to 5% of its outstanding shares as of the Repurchase Request Deadline. The results of the repurchase offers were as follows:

	Tender Offer #1	Tender Offer #2	Tender Offer #3	Tender Offer #4
Commencement Date	May 05, 2025	August 04, 2025	November 3, 2025	February 2, 2026
Repurchase Request Deadline	June 09, 2025	September 08, 2025	December 8, 2025	March 6, 2026
Repurchase Pricing Date	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Dollars Repurchased	$ 1,357,778	$ 6,030,454	$ 7,150,779	$ 7,363,640
Shares Repurchased	102,165	445,828	521,162	527,008

10. INDEMNIFICATION

The Fund indemnifies its officers and managers for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

11. PRINCIPAL RISK FACTORS

Market Disruption and Geopolitical Risks. Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability, threatened or actual imposition of tariffs, recessions or other events may have a significant impact on a security or instrument. Tensions, war or open conflict between nations, such as recently between Russia and Ukraine, in the Middle East or in eastern Asia, could affect the economies of many nations, including the United States. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the markets in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions on investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The United States has enacted or proposed to enact significant tariffs, (which the U.S. Supreme Court recently ruled were unconstitutional) and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. Significant uncertainty remains about the United States’s future relationships with other countries with respect to such trade policies, treaties, military conflicts, sanctions and potential tariffs. These developments, or the perception thereof, may have a material adverse effect on global trade, trade between the impacted nations and the United States, the stability of global financial markets and overall global economic conditions. These events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time.

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2026

Economic Downturn or Recession. Many of the Fund’s investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors. The Fund is neither a liquid investment nor a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis.

The Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although (i) the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their net asset value (after all applicable fees), or, in certain circumstances, at a discount, and (ii) the Adviser intends to recommend to the Board that, in normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly on or about each December 31, March 31, June 30 and September 30, Shares are considerably less liquid than shares of funds that trade on a stock exchange, or Shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the Fund Investments or if the shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period and shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

There will be a substantial period of time between the date as of which shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

Non-Diversified Status. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code.

Annual Report | March 31, 2026	47

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2026

Identification of Investments. Identification of attractive investment opportunities by the Adviser or Sub-Adviser involves a high degree of uncertainty. The success of the Fund depends on the availability of appropriate investment opportunities and the ability of the Adviser or Sub-Adviser to identify, select, gain access to and consummate appropriate investments. The availability of investment opportunities for the Fund generally will be subject to market conditions and the ability of the Adviser or Sub-Adviser to locate investments that are available for purchase at attractive prices. There can be no assurance that suitable investments will be available, that the Fund will be able to choose, make and realize investments in any particular company, Portfolio Fund or other investment, or that the Fund will be able to fully invest its capital. The Fund may be unable to invest on acceptable terms within the time period that the Fund anticipates or at all. To the extent that any portion of the Fund’s capital is not invested, or is subject to delay before being invested, the potential return of the Fund will be diminished.

Derivative Instruments. Some or all of the Sponsors (subject to applicable law) and the Fund may use options, swaps, futures contracts, forward agreements and other derivatives contracts. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Fund or the Sponsors could present significant risks, including the risk of losses in excess of the amounts invested.

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

Nature of Portfolio Companies. The Fund Investments will include direct and indirect investments in various companies, ventures and businesses (“Portfolio Companies”). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund Investments may also include Portfolio Companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

General Risks of Secondary Investments. The overall performance of the Fund’s Secondary Investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain Secondary Investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Similarly, certain Secondary Investments may require the Fund to make a concurrent primary commitment to a new Portfolio Fund, which commitment the Adviser may consider to be less attractive than the other assets to be acquired. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund will generally not have the ability to modify or amend such Portfolio Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to Secondary Investments may be greater than those relating to Primary Investments.

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2026

Contingent Liabilities Associated with Secondary Investments. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund may acquire contingent liabilities of the seller of such interest. More specifically, where the seller has received distributions from the relevant private equity fund and, subsequently, that private equity fund recalls one or more of these distributions, the Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return monies equivalent to such distributions to such private equity fund. While the Fund may, in turn, make a claim against the seller for any such monies so paid to the private equity fund, there can be no assurances that the Fund would prevail on such claim.

Non-U.S. Investments. The Fund and the Portfolio Funds may invest in securities of companies and other issuers located outside of the United States. Investing outside of the United States involves certain considerations not usually associated with investing in securities of U.S. companies, including political and economic considerations, such as greater risks of expropriation, nationalization, confiscatory taxation, imposition of withholding or other taxes on interest, dividends, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of assets and general social, political and economic instability; the relatively small size of the securities markets in certain countries; differing laws and regulations applicable to the securities and financial services industries of certain countries; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; government policies that may restrict the Fund’s investment opportunities; and accounting and financial reporting standards that may not be as high as comparable U.S. standards. The Fund and the Portfolio Funds may be unable to structure any such non-U.S. transactions to achieve the intended results or to sufficiently mitigate risks associated with such markets.

Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Concentration of Investments. Except to the extent required by applicable law and the Fund’s fundamental policies, there are no limitations imposed by the Adviser as to the amount of Fund assets that may be invested in (i) any one Fund Investment, (ii) in Portfolio Funds or other investments managed by a particular Sponsor or its affiliates, (iii) indirectly in any single industry or (iv) in any issuer. In addition, a Portfolio Fund’s investment portfolio may consist of a limited number of companies and may have significant exposure in a particular industry area or group. Accordingly, the Fund’s investment portfolio may at times have significant exposure to certain managers, industries and/or individual companies. Such significant exposure could offer a greater potential for capital appreciation as well as increased risk of loss. Such significant exposure may also be expected to increase the volatility of the Fund’s investment portfolio. The Fund is, however, subject to the asset diversification requirements applicable to RICs.

Annual Report | March 31, 2026	49

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2026

Currency Risk. The Fund’s portfolio may include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund Investments are denominated against the U.S. Dollar may result in a decrease the Fund’s net asset value. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible, practicable or cost-effective to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Valuation of the Fund’s Interests in Portfolio Funds. The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by Sponsors of such Portfolio Funds which valuations are generally not audited. A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Sponsors. In this regard, a Sponsor may face a conflict of interest in valuing the securities, as their value may affect the Sponsor’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. Subject to its oversight, the Board has delegated responsibility for the day-to-day valuation and pricing responsibility for the Fund to the Adviser, Portfolio Advisors, LLC (the “Valuation Designee”). The valuation of the Fund’s investments will be performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 — Fair Value Measurements and Disclosures; but the Adviser may face conflicts of interest in overseeing the valuation of the Fund Investments, as the value of the Fund Investments will affect the Adviser’s compensation. Moreover, no assurance can be given regarding the valuation methods or the sufficiency of inputs utilized by Sponsors. The Fund has engaged the services of a third-party valuation services vendor to assist its valuations of certain Fund Investments.

A Sponsor’s information could be inaccurate due to fraudulent activity, misevaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Adviser elects to cause the Fund to sell its interests in such a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Sponsor’s valuations of such interests could remain subject to such fraud or error, and the Adviser may, in its discretion, determine to discount the value of the interests or value them at zero.

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

March 31, 2026

Shareholders should be aware that situations involving uncertainties as to the valuations by Sponsors could have a material adverse effect on the Fund if a Sponsor’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not invest in the Fund.

Interest Rate Risk. The Fund and the Fund Investments are subject to financial market risks, including changes in interest rates. General interest rate fluctuations, including in particular rapidly rising interest rates, may have a substantial negative impact on the Fund Investments and the Fund. For example, certain Fund Investments may have exposure to floating rate loans. In the event of a significant rising interest rate environment, borrowers with such loans could see their payments increase, which could lead to a significant increase in defaults. Fund Investments in companies with adjustable-rate loans may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, Fund Investments with exposure to fixed-rate loans may decline in value because they are locked in at below market yield. In addition, an increase in interest rates would make it more expensive to use debt for the financing needs of the Fund and the Fund Investments, if any.

Other Risks. The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

12. SUBSEQUENT EVENTS

The Board authorized the Fund to offer to repurchase Shares from Shareholders in an amount up to approximately 5.00% of the net assets of the Fund (or approximately $88,371,560 as of March 31, 2026), with a June 30, 2026 valuation date. Shareholders that desire to tender Shares for repurchase are required to do so by June 8, 2026 for the Class A shares, Class D shares or Class I Shares.

Annual Report | March 31, 2026	51

Report of Independent
FS MVP Private Markets Fund	Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
FS MVP Private Markets Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of FS MVP Private Markets Fund (the “Fund”) as of March 31, 2026, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the years ended March 31, 2026, 2025, 2024, 2023, and the period January 3, 2022 (commencement of operations) through March 31, 2022, and the related consolidated notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodians and private investment counterparties; when replies were not received from private investment counterparties, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
May 29, 2026

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FS MVP Private Markets Fund	Fund Management

March 31, 2026 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at 1 (844) 663-0164 or by writing to the Fund, c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1000, Denver, CO 80203.

Name, Year of Birth, Address, and Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Trustee	Other Directorships** Held by Trustee
INDEPENDENT TRUSTEES
Kent Misener, 1952, c/o 9 Old Kings Highway South, Darien, Connecticut 06820, Trustee	Since inception	Chief Portfolio Manager (since 2015) at Able & Strong Advisors, Inc (investment advisory firm).	1	Longleaf Partners Funds Trust (4 portfolios) (registered investment company); keystone Private Income Fund (registed investment company; Director, Thunder Biotech, Inc.; Trustee Keystone Private Income Fund (registered investment company)
Taylor Nadauld, 1978, c/o 9 Old Kings Highway South, Darien, Connecticut 06820, Chairman and Trustee	Since inception	Professor of Finance (since 2009) at Brigham Young University.	1	None
Bruce Cundick, 1949, c/o 9 Old Kings Highway South, Darien, Connecticut, 06820, Trustee	Since May 2022	Senior Advisor (since 2023) at PEO Partners (private equity liquid alternatives firm); Chief Investment Officer (since 2003-2022) at Utah Retirement Systems.	1	None

Annual Report | March 31, 2026	53

FS MVP Private Markets Fund	Fund Management

March 31, 2026 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) With The Fund	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Trustee [3]	Other Directorships[4] Held by Trustee
INTERESTED TRUSTEES AND OFFICERS
Brooks Lindberg[5], 1972	Trustee	Since Inception	Managing Director (since 20206) at Future Standard; Private investor (2016-2020).	1	N/A
Michael C. Forman, 1961	Chief Executive Officer and President	Chief Executive Officer Since August 2025 and President Since December 2025	Chairman and Chief Executive Officer, Future Standard	N/A	FS KKR Capital Corp.; FS Credit Opportunities Corp.; FS Specialty Lending Fund; FS Credit Real Estate Income Trust; FS Credit Income Fund
William Goebel, 1974	Treasurer	Since August 2025	Managing Director, Fund Finance, Future Standard	N/A	N/A
Stephen Sypherd, 1977	Secretary	Since November 2025	Managing Director and General Counsel at Future Standard	N/A	N/A
James F. Volk, 1962	Chief Compliance Officer	Since October 2025	Managing Director, Fund Compliance, Future Standard	N/A	N/A
Dustin Ackerman, 1986	Vice President	Since February 2026	Managing Director, Portfolio Manager at Future Standard[6]	N/A	N/A

[1]	The business address for each Trustee, Mr. Lindberg and Mr. Ackerman is 9 Old Kings Highway South, Darien, Connecticut 06820. The business address for Mr. Forman, Mr. Goebel, Mr. Sypherd and Mr. Volk is 3025 John F. Kennedy Boulevard, Philadelphia, PA 19104.
[2]	Each Officer serves an indefinite term, until his successor is elected.
[3]	The complex consists of the Fund.

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FS MVP Private Markets Fund	Fund Management

March 31, 2026 (Unaudited)

[4]	Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.
[5]	Mr. Lindberg is an “interested person” (as that term is defined in the Investment Company Act) because of his affiliations with the Adviser.
[6]	Mr. Lindberg’s and Mr. Ackerman’s principal employer was Portfolio Advisors, LLC until Portfolio Advisors became a subsidiary of Future Standard in 2023.

Annual Report | March 31, 2026	55

FS MVP Private Markets Fund	Other Information

March 31, 2026 (Unaudited)

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov. or without charge and upon request by calling the Fund at 844-663-0164.

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FS MVP Private Markets Fund	Privacy Policy

March 31, 2026 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number

●   Account transactions

●   Account balances

●   Transaction history

●   Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

QUESTIONS?	Call or visit fund website

Annual Report | March 31, 2026	57

FS MVP Private Markets Fund	Privacy Policy

March 31, 2026 (Unaudited)

WHO WE ARE
Who is providing this notice?	FS MVP Private Markets Fund
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

●   Open an account

●   Provide account information

●   Give us your contact information

●   Make deposits or withdrawals from your account

●   Make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●   Affiliates from using your information to market to you

●   Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

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Learn more about investing in alternatives:
futurestandard.com/mvp

FS Investment Solutions, LLC	3025 JFK Boulevard, OFC 500,	Future Standard
www.fsinvestmentsolutions.com	Philadelphia, PA 19104	© 2025 Future Standard
Member FINRA/SIPC	877-628-8575	www.futurestandard.com

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, FS MVP Private Markets Fund (the “Fund” or “Registrant”) has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there have not been any amendments to the provisions of the Code of Ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the Registrant had not granted any express or implicit waivers from the provisions of the Code of Ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The Registrant has included with this filing a copy of the Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees (the “Board”) of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee (the “Audit Committee”).

(a)(2)	The Board of the Registrant has designated Messrs. Kent Misener and Bruce Cundick, as the Registrant’s Audit Committee Financial Experts. Kent Misener and Bruce Cundick are “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the fiscal years ended March 31, 2026 and March 31, 2025, the Registrant’s aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $210,000 and $175,000.

(b)	Audit-Related Fees: For the fiscal years ended March 31, 2026 and March 31, 2025, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4 were $0 and $0, respectively.

(c)	Tax Fees: For the fiscal years ended March 31, 2026 and March 31, 2025, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns, were $53,295 and $40,125, respectively.

(d)	All Other Fees: For the fiscal years ended March 31, 2026 and March 31, 2025, the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $0, respectively.

(e)	(1)	The Audit Committee has adopted, and the Board has approved, pre-approval policies and procedures, which are intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Audit Committee must pre-approve the audit and non-audit services of the auditors prior to the auditor’s engagement.

(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant’s financial statements for the reporting period, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	For the fiscal years ended March 31, 2026 and March 31, 2025, the non-audit fees billed for services by the Registrant’s accountant for services rendered to the Registrant, the Registrant’s investment adviser (the “Adviser”) (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, were $0 and $0, respectively.

(h)	The Audit Committee and Board have considered whether the provision of non-audit services to the Registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to the Registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

A statement regarding the basis for approval of the Registrant’s investment sub-advisory agreement is included as part of the Report to Shareholders filed under Item 1(a) of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has adopted a Proxy Voting Policy (the “Proxy Voting Policy”) used to determine how the Fund votes proxies relating to its portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Fund’s Board, delegated to the Adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Proxy Duties”).

The Fund’s chief compliance officer shall ensure that the Adviser has adopted a proxy voting policy, which it uses to vote proxies for its clients, including the Fund.

A.	General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to the Investment Advisers

The Fund believes that the Adviser is in the best position to make individual voting decisions for the Fund consistent with this Proxy Voting Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Fund, in accordance with the Proxy Voting Policy of the Adviser except as provided herein; and

(2)	to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

(3)	Annually the Adviser will provide to the Board a proxy voting report showing all proxies for the year.

The Board, including a majority of the Independent Trustees of the Board, must approve each proxy voting and disclosure policy of the Adviser, (the “Investment Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Investment Adviser Voting Policy no later than six (6) months after adoption of such material changes by the Adviser.

C.	Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Adviser; principal underwriter; or an affiliated person of the Fund, its Adviser, or its principal underwriter on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Proxy Voting Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Investment Adviser Voting Policy, provided such specific voting policy was approved by the Board.

D.	Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will annually file its complete proxy voting record with the SEC on Form N-PX.

The Fund’s administrator will be responsible for oversight and completion of the filing of the Fund’s reports on Form N-PX with the SEC. The Fund’s administrator will file Form N-PX for each twelve-month period ended June 30 and the filing for each year will be made with the SEC on or before August 31 of that year.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of this report, the personnel of the Adviser who currently have primary responsibility for the day-to-day management of the Registrant’s portfolio (the “Portfolio Managers”) are:

Dustin Ackerman, Managing Director, Portfolio Manager. Dustin Ackerman is a Managing Director and portfolio manager of the Fund. Dustin joined Portfolio Advisors in 2016, prior to Portfolio Advisors becoming a wholly-owned subsidiary of Future Standard. Prior to joining Portfolio Advisors, he spent three years at Royal Bank of Scotland supporting the U.S. derivatives trading business. Dustin holds a B.S. from Brigham Young University - Idaho and an M.B.A. from Columbia University.

Mike Chen, Managing Director and Co-Head Co-Investments. Mike Chen is a Managing Director and Co-Head of the co-investments team. Mike joined Portfolio Advisors in 2013, prior to Portfolio Advisors becoming a wholly-owned subsidiary of Future Standard. Prior to joining Portfolio Advisors, he was an Investment Banking Analyst at UBS in the M&A group and subsequently the leveraged finance group, where he worked on various M&A and financing transactions. Mike holds a B.S. from the Wharton School of the University of Pennsylvania.

Gregory J. Garrett, Managing Director, Co-Head Primary Investments. Greg Garrett is a Managing Director and Co-Head of the firm’s primary investments team. Greg joined Portfolio Advisors in 2010, prior to Portfolio Advisors becoming a wholly-owned subsidiary of Future Standard, and has been working in the private markets since 2001. Prior to joining Portfolio Advisors, Greg worked at Adams Street Partners as a Partner and member of its primary partnership investment subcommittee. Before that, Greg was a Manager at the Boston Consulting Group and a Captain in the United States Air Force commanding aircraft in support of international military operations. Greg holds a B.S. from Rensselaer Polytechnic Institute and an M.B.A. from the Wharton School of the University of Pennsylvania.

Chuck Harper, Managing Director, Co-Head Junior Debt. Chuck Harper is a Managing Director and Co-Head of the firm’s junior debt team. Prior to joining Portfolio Advisors in 2013, before Portfolio Advisors became a wholly-owned subsidiary of Future Standard, he was Co-Head of DLJ Investment Partners at Credit Suisse. Prior to the DLJ and Credit Suisse merger, Chuck was a Vice President in the Merchant Banking division at Donaldson, Lufkin and Jenrette from 1997-1999. Prior to DLJ, Chuck worked in the Leveraged Finance Group of First Chicago (dba JP Morgan). Chuck has served or currently serves as a board observer of sixteen portfolio companies including Caribbean Restaurants, CB Richard Ellis, Deffenbaugh Industries, Driven Brands, Harlan Labs, Neff Corp, PSSI, The SI Org, USS Corp, Wastequip, Rough Country, Nutraceutical, L.B. White, Denali, HK Solutions, and HemaSource. He has been working in the private markets since 1990. Chuck holds an M.B.A. from the University of Chicago Booth School of Business and a B.S. in Finance from the University of Illinois.

Ben Hur, Managing Director, Co-Head Co-Investments. Ben Hur is a Managing Director and Co-Head of the firm’s co-investment team. Ben joined Portfolio Advisors in 2010, prior to Portfolio Advisors becoming a wholly-owned subsidiary of Future Standard, marking the beginning of his career in the private markets. Prior to joining Portfolio Advisors, he was an Investment Banking Analyst at Citigroup in the global consumer group where he worked on various financing and M&A transactions. Ben holds a B.A. from Columbia University.

Geoff Kelleman, Managing Director, Co-Head Primary Investments. Geoff Kelleman is a Managing Director and Co-Head of the firm’s primary investments team. Geoff joined Portfolio Advisors in 2011, prior to Portfolio Advisors becoming a wholly-owned subsidiary of Future Standard, and has been working in the private markets since 2009. Prior to joining the Adviser, he worked at PNC Bank as a Credit Analyst. Geoff holds a B.A. from Muhlenberg College and an M.B.A from Columbia University.

John M. Kyles, Managing Director, Head Credit Strategies, John Kyles is a Managing Director and Head of the credit strategies team. John joined Portfolio Advisors in 2009, prior to Portfolio Advisors becoming a wholly-owned subsidiary of Future Standard, and has been working in the private markets since 1997. Prior to joining Portfolio Advisors, he was a Director at Citigroup in the private equity placements group. In this role, he structured and executed private placements totaling over $6 billion for public and private companies in a variety of industries. While in business school, John was a Park Fellow and a co-founder of BR Ventures, a student-managed venture capital fund. John holds a B.A. from Bucknell University, a J.D. from DePaul University College of Law, and an M.B.A. from Cornell University.

Brooks Lindberg, Managing Director, Head of Registered Products, Management Committee. Brooks Lindberg is a Managing Director and member of the firm’s Management Committee. Brooks joined Portfolio Advisors in 2020, prior to Portfolio Advisors becoming a wholly-owned subsidiary of Future Standard, and has been working in the private markets since 2000. Prior to joining Portfolio Advisors, he spent five years as an investor, operating partner, and board member at several private companies. Before that, Brooks was a Partner at Partners Group, heading the firm’s global private client business. In that capacity, he led structuring, marketing, and operations for an SEC-registered evergreen private equity fund, the first of its kind, from inception to ~$2 billion in assets. Prior to that, he served as the Head of Structuring Services, leading a global team in creating private investment vehicles designed to address both market opportunities and individual client needs. Brooks began his tenure at Partners Group in 2002 as a member of the Structuring Services team in Zug, Switzerland. Brooks holds a B.S.B.A. from the University of Florida and an M.B.A. from The Marriott School of Business at Brigham Young University.

Justin Lux, Managing Director, Co-Head LP Secondary Investments. Justin Lux is a Managing Director and Co-Head of LP Secondaries. Justin joined Portfolio Advisors in 2011, prior to Portfolio Advisors becoming a wholly-owned subsidiary of Future Standard. Previously, he was an Investment Banking Analyst at Lazard where he focused on various restructuring and distressed M&A transactions across a wide range of industries. Justin holds a B.A. from the University of Virginia.

Brian Mooney, CFA, Managing Director, Co-Head GP Secondary Investments. Brian Mooney, CFA is a Managing Director and Co-Head of the firm’s GP-led secondaries team. Brian joined Portfolio Advisors in 2021, prior to Portfolio Advisors becoming a wholly-owned subsidiary of Future Standard, and has been working in the private markets since 1999. Prior to joining Portfolio Advisors, he was a Managing Director in Greenhill’s Capital advisory group and Global Head of GP-led secondary advisory. Prior to Greenhill, Brian co-founded Cogent Partners in 2002, where he was a Managing Director and member of the General Partner until the firm’s sale to Greenhill in 2015. At Cogent, Brian was responsible for leading the day-to-day management of the firm, sourcing and executing large GP-led and LP secondary transactions, and running the firm’s portfolio research business. Before founding Cogent, Brian was responsible for sourcing and executing secondary, primary, direct, and co-investments at a firm that is now part of the Neuberger Berman alternative investments platform. Brian holds a B.B.A. from the University of Texas, a joint-M.B.A. from Columbia University and London Business School, and is a Chartered Financial Analyst.

(a)(2) Other Accounts Managed by Portfolio Manager(s) and Potential Conflicts of Interest

The following table shows information regarding accounts (other than the Registrant) managed by the Portfolio Manager(s) as of March 31, 2026:]

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
	Registered investment companies (in millions)	Other pooled investment vehicles (in millions)	Other accounts (in millions)	Registered investment companies	Other pooled investment vehicles	Other accounts
Dustin Ackerman	0	0 pooled investment vehicles, investing $0	0 accounts, investing $0	0	0	0
Mike Chen	0	1 pooled investment vehicle, investing $141	17 accounts, investing $22,499	0	0	0
Gregory J. Garrett	0	4 pooled investment vehicles, investing $2,956	17 accounts, investing $22,499	0	0	0
Chuck Harper	0	5 pooled investment vehicles, investing $1,813	17 accounts, investing $22,499	0	0	0
Geoff Kelleman	0	2 pooled investment vehicles, investing $1,205	17 accounts, investing $22,499	0	0	0
Benjamin Hur	0	2 pooled investment vehicles, investing $363	17 accounts, investing $22,499	0	0	0
John M. Kyles	0	8 pooled investment vehicles, investing $5,553	17 accounts, investing $22,499	0	0	0
Brooks Lindberg	0	4 pooled investment vehicles, investing $1,483	17 accounts, investing $22,499	0	0	0
Justin Lux	0	7 pooled investment vehicles, investing $4,443	17 accounts, investing $22,499	0	0	0
Brian Mooney	0	6 pooled investment vehicles, investing $4,065	17 accounts, investing $22,499	0	0	0

Conflicts of Interest

The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Portfolio Manager Compensation

As of March 31, 2026, a competitive base salary and a performance-based bonus structure are in place for all team members. Portfolio Managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the Adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in both cash and equity. In addition, certain employees of the Adviser also receive carried interest from certain of the Adviser’s clients.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant as of March 31, 2026:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Dustin Ackerman	None
Mike Chen	None
Gregory J. Garrett	None
Chuck Harper	None
Geoff Kelleman	None
Ben Hur	None
John M. Kyles	None
Brooks Lindberg	$500,001-$1,000,000
Justin Lux	None
Brian Mooney, CFA	None

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the registrant’s shareholders may recommend nominees to the Board during the period covered by the annual report included in Item 1(a) of this Form N-CSR.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not Applicable to Registrant.

(b)	Not Applicable to Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not Applicable to Registrant.

(b)	Not Applicable to Registrant.

Item 19. Exhibits.

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS MVP PRIVATE MARKETS FUND

By:	/s/ Michael C. Forman
Michael C. Forman
Chief Executive Officer and President (Principal Executive Officer)

Date:  June 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael C. Forman
Michael C. Forman
Chief Executive Officer and President (Principal Executive Officer)

Date:  June 5, 2026

By:	/s/ William Goebel
William Goebel
Treasurer (Principal Financial Officer)

Date:  June 5, 2026